As filed with the Securities and Exchange Commission on May 29, 2007
Investment Company
Act File no. 811-22021

U.S. SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM N-2
REGISTRATION STATEMENT UNDER THE
INVESTMENT COMPANY ACT
Amendment No. __
The Gabelli Healthcare & WellnessRx Trust
(Exact Name of Registrant as Specified in Charter)
Area Code and Telephone Number: (914) 921-5100
One Corporate Center, Rye, New York 10580-1422
(Address of Principal Executive Offices) (Zip code)
Agnes Mullady
The Gabelli Healthcare & WellnessRx Trust
One Corporate Center
Rye, New York 10580-1422
(Name and Address of Agent for Service)

Copies to:

James E. McKee, Esq.	Rose F. DiMartino, Esq.
The Gabelli Healthcare & WellnessRx Trust	Willkie Farr & Gallagher LLP
One Corporate Center	787 Seventh Avenue
Rye, New York 10580-1422	New York, NY 10019

PART A — INFORMATION REQUIRED IN A PROSPECTUS
Item 1. Outside Front Cover.
Not applicable.
Item 2. Inside Front Cover and Outside Back Cover Page.
Not applicable.
Item 3. Fee Table and Synopsis.
Item 3.1. Fee Table.
The following table sets forth the certain fees and estimated expenses of The Gabelli Healthcare & WellnessRx Trust (the “Healthcare Trust,” the “Registrant” or the “Fund”):
TABLE OF FEES AND EXPENSES

Healthcare Trust
Shareholder Transaction Expenses
Voluntary Cash Purchase Plan Purchase Fees	$0.75 per transaction plus pro rata share of brokerage commissions
Automatic Dividend Reinvestment and Voluntary Cash Purchase Plan Fees	$2.50 per sale transaction plus pro rata share of brokerage commissions
Annual Operating Expenses
(as a percentage of net assets attributable to common shares)(1)
Management Fees	1.00%
Other Expenses	0.67%

Total Annual Operating Expenses	1.67%

(1)	The percentages in the above table expressing annual fund operating expenses are based on estimated amounts for the Healthcare Trust’s first full fiscal year.
Example
     The following examples illustrate the projected dollar amount of cumulative expenses that would be incurred over various periods with respect to a hypothetical investment in the Healthcare Trust. These amounts are based upon payment by the Healthcare Trust of expenses at levels set forth in the above table.
     You would pay the following expenses on a $1,000 investment, assuming a 5% annual return:

	1 Year	3 Years	5 Years	10 Years
Healthcare Trust Common Shares	$17	$53	$91	$198
     The foregoing table is to assist you in understanding the various costs and expenses that an investor in the Healthcare Trust would bear directly or indirectly. The assumed 5% annual return is not a prediction of, and does not represent, the projected or actual performance of the Healthcare Trust common shares. Actual expenses and annual rates of return may be more or less than those assumed for purposes of the Example.
     The Healthcare Trust is a newly-formed entity with no operating history. As such, expenses are estimated based on an anticipated size of the Healthcare Trust of $70 million.
Item 3.2. Synopsis.
Not applicable.

Item 4. Financial Highlights.
Not applicable.
Item 5. Plan of Distribution.
Not applicable.
Item 6. Selling Shareholders.
Not applicable.
Item 7. Use of Proceeds.
     The investment adviser to the Healthcare Trust expects that the assets contributed to the Fund will be invested in accordance with the Fund’s investment objective and policies within three months after the completion of the contribution of a segment of the assets of The Gabelli Equity Trust Inc. (the “Equity Trust”), having a value of approximately $70 million, to the Fund but not later than six months after this contribution.
Item 8. General Description of the Registrant.
     Item 8.1. General.
     The Registrant is a non-diversified, closed-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The Registrant was organized under the laws of the State of Delaware on February 20, 2007.
     Item 8.2. Investment Objectives and Policies.
     The investment objective of the Registrant is long-term growth of capital. Under normal market conditions, the Healthcare Trust will invest at least 80% of its assets (plus borrowings made for investment purposes) in equity securities (such as common stock and preferred stock) and income producing securities (such as fixed income debt securities and securities convertible into common stock) of domestic and foreign companies in the healthcare and wellness industries. Companies in the healthcare and wellness industries are defined as those companies which are primarily engaged in providing products, services and/or equipment related to healthcare, medical, or lifestyle needs (i.e., food, beverages, nutrition and weight management). “Primarily engaged,” as defined in this registration statement, means a company that derives at least 50% of its revenues or earnings from, or devotes at least 50% of its assets to, the indicated business. Specific sector investments for the Healthcare Trust will include, but are not limited to, dental, orthopedics, cardiology, hearing aid, life science, in-vitro diagnostics, medical supplies and products, aesthetics and plastic surgery, veterinary, pharmacy benefits management, healthcare distribution, healthcare imaging, pharmaceuticals, biotechnology, healthcare plans, healthcare services, and healthcare equipment, as well as food, beverages, nutrition and weight management. The Healthcare Trust will focus on companies that are growing globally due to favorable demographic trends and may invest without limitation in securities of foreign issuers. No assurances can be given that the Healthcare Trust’s objective will be achieved. The Registrant’s investment objective is “fundamental” and therefore may not be changed without the approval of the holders of a majority of the Healthcare Trust’s outstanding voting securities, as defined in the 1940 Act. Except as expressly stated herein, none of the Registrant’s policies are fundamental and may be modified by the Board of Trustees (the “Board”) without shareholder approval.

     The Registrant will invest primarily in equity securities of companies in the healthcare and wellness industries. However, the Registrant may also invest in preferred stocks and debt securities of any quality and any maturity of such companies when it appears that the Healthcare Trust will be better able to achieve its investment objective through investments in such securities or when the Healthcare Trust is temporarily in a defensive position. The remaining 20% of its assets may be invested in other securities, including stocks, debt obligations and money market instruments, as well as certain derivative instruments in the healthcare and wellness industries or other industries. Moreover, should extraordinary conditions affecting such sectors or securities markets as a whole warrant, the Registrant may temporarily be primarily invested in money market instruments. These factors may change rapidly. The Registrant emphasizes quality in selecting healthcare and wellness investments, and looks for companies that have sound financial structures and identifiable growth prospects. Believing that demographic trends will affect global market opportunities, the Healthcare Trust intends to position itself to take advantage of these trends.
     The Registrant may invest without limitation in securities of foreign issuers, which generally are denominated in foreign currencies. Foreign investments may involve certain risk and opportunity considerations not typically associated with investing in domestic issuers and could cause the Healthcare Trust to be affected favorably or unfavorably by changes in currency exchange rates and revaluations of currencies. For a further discussion of the risks associated with investing in foreign securities and a description of other risks inherent in the Healthcare Trust’s investment objectives and policies, see “Investment Objectives and Policies” in Item 17 and “Risk Factors” in Item 8.3.
     Gabelli Funds, LLC (the “Investment Adviser”), a New York limited liability company, with offices at One Corporate Center, Rye, New York 10580-1422, will serve as investment adviser to the Registrant.
     Item 8.3. Risk Factors.
     Industry Concentration Risks. As a result of investing a significant portion of its assets in companies in the healthcare and wellness industries, the value of the Healthcare Trust’s shares will be more susceptible to factors affecting those particular types of companies, which may include, among others, governmental regulation, changes in government subsidy and reimbursement levels, the governmental approval process, rapid obsolescence of products and services and patent expirations. In addition, global demographic changes could have a positive or negative impact on the Healthcare Trust’s shares. The Investment Adviser believes that certain healthcare and wellness related companies could experience growth as a result of demographic changes and the Healthcare Trust intends to focus on companies that will benefit from these demographic trends. However, certain of these companies may be less able to anticipate demographic trends and investments in these companies would not be likely to perform as well as investments in those that do.
     Long-Term Objective. The Healthcare Trust seeks long-term growth of capital. The Healthcare Trust is not meant to provide a vehicle for those who wish to exploit short-term swings in the stock market. An investment in shares of the Healthcare Trust should not be considered a complete investment program. Each shareholder should take into account the shareholder’s investment objectives when considering an investment in the Healthcare Trust.
     Non-Diversified Status. The Healthcare Trust is classified as a “non-diversified” investment company under the 1940 Act, which means that the Healthcare Trust is not limited by the 1940 Act in the proportion of its assets that may be invested in the securities of a single issuer. As a non-diversified investment company, the Healthcare Trust may invest in the securities of individual issuers to a greater degree than a diversified investment company. As a result, the Healthcare Trust may be more vulnerable to events affecting a single issuer and therefore subject to greater volatility than a fund that is more broadly diversified. Accordingly, an investment in the Healthcare Trust may present greater risk to an investor than an investment in a diversified company.
     To qualify as a “regulated investment company,” or “RIC” for purposes of the Internal Revenue Code of 1986, as amended (the “Code”), the Healthcare Trust intends to conduct its operations in a manner that will relieve it of any liability for federal income tax to the extent its earnings are distributed to shareholders. To so qualify as a “regulated investment company,” among other requirements, the Healthcare Trust will limit its investments so that, at the close of each quarter of the taxable year:
•	not more than 25% of the market value of its total assets will be invested in the securities (other than United States government securities or the securities of other RICs) of a single issuer, any two or more issuers in which the Healthcare Trust owns 20% or more of the voting securities and which are determined to be engaged in the same, similar or related trades or businesses or in the securities of one or more qualified publicly traded partnerships (as defined in the Code); and

•	at least 50% of the market value of the Healthcare Trust’s assets will be represented by cash, securities of other RICs, United States government securities and other securities, with such other securities limited in respect of any one issuer to an amount not greater than 5% of the value of the Fund’s total assets and not more than 10% of the outstanding voting securities of such issuer.
     See “Tax Status” in Item 23.
     Market Discount Risk. The Healthcare Trust is a newly organized, non-diversified, closed-end management investment company with no previous operating history. Shares of closed-end investment companies often trade at a discount from net asset value. This characteristic of shares of a closed-end fund is a risk separate and distinct from the risk that the Healthcare Trust’s net asset value may decrease. The Investment Adviser cannot predict whether the Healthcare Trust’s shares will trade at, below or above net asset value. The risk of holding shares of a closed-end fund that might trade at a discount is more pronounced for shareholders who wish to sell their shares in a relatively short period of time after acquiring them because, for those investors, realization of a gain or loss on their investments is likely to be more dependent upon the existence of a premium or discount than upon portfolio performance. The Healthcare Trust’s shares are not subject to redemption. Shareholders desiring liquidity may, subject to applicable securities laws, trade their shares in the Healthcare Trust on the New York Stock Exchange (“NYSE”) or other markets on which such shares may trade at the then current market value, which may differ from the then current net asset value.
     Lower Grade Securities. The Healthcare Trust may invest up to 10% of its total assets in fixed-income securities rated below investment grade by recognized statistical rating agencies or unrated securities of comparable quality. These securities, which may be preferred stock or debt, are predominantly speculative and involve major risk exposure to adverse conditions. Debt securities that are not rated or that are rated lower than “BBB” by Standard & Poor’s Rating Services, a division of the McGraw-Hill Companies, Inc. (“S&P”) or lower than “Baa” by Moody’s Investors Service, Inc. (“Moody’s”) are referred to in the financial press as “junk bonds.”
     Generally, such lower grade securities and unrated securities of comparable quality offer a higher current yield than is offered by higher rated securities, but also (i) will likely have some quality and protective characteristics that, in the judgment of the rating organizations, are outweighed by large uncertainties or major risk exposures to adverse conditions and (ii) are predominantly speculative with respect to the issuer’s capacity to pay interest and repay principal in accordance with the terms of the obligation. The market values of certain of these securities also tend to be more sensitive to individual corporate developments and changes in economic conditions than higher quality securities. In addition, such securities generally present a higher degree of credit risk. The risk of loss due to default by these issuers is significantly greater because such lower grade securities and unrated securities of comparable quality generally are unsecured and frequently are subordinated to the prior payment of senior indebtedness. In light of these risks, the Investment Adviser, in evaluating the creditworthiness of an issue, whether rated or unrated, will take various factors into consideration, which may include, as applicable, the issuer’s operating history, financial resources and its sensitivity to economic conditions and trends, the market support for the facility financed by the issue, the perceived ability and integrity of the issuer’s management, and regulatory matters.
     In addition, the market value of securities in lower rated categories is more volatile than that of higher quality securities, and the markets in which such lower rated or unrated securities are traded are more limited than those in which higher rated securities are traded. The existence of limited markets may make it more difficult for the Healthcare Trust to obtain accurate market quotations for purposes of valuing its portfolio and calculating its net asset value. Moreover, the lack of a liquid trading market may restrict the availability of securities for the Healthcare Trust to purchase and may also have the effect of limiting the ability of the Healthcare Trust to sell securities at their fair value in response to changes in the economy or the financial markets.
     Lower grade securities also present risks based on payment expectations. If an issuer calls the obligation for redemption (often a feature of fixed income securities), the Healthcare Trust may have to replace the security with a lower yielding security, resulting in a decreased return for investors. Also, as the principal value of nonconvertible bonds and preferred stocks moves inversely with movements in interest rates, in the event of rising interest rates the value of the securities held by the Healthcare Trust may decline proportionately more than a portfolio consisting of higher rated securities. Investments in zero coupon bonds may be more speculative and subject to greater fluctuations in value due to changes in interest rates than bonds that pay regular income streams.
     As part of its investment in lower grade securities, the Healthcare Trust may invest in securities of issuers in default. The Healthcare Trust will make an investment in securities of issuers in default only when the Investment Adviser believes that such issuers will honor their obligations or emerge from bankruptcy protection under a plan pursuant to which the securities received by the Healthcare Trust in exchange for its defaulted securities will have a value in excess of the Healthcare Trust’s investment. By investing in securities of issuers in default, the Healthcare Trust bears the risk that these issuers will not continue to honor their obligations or emerge from bankruptcy protection or that the value of the securities will not otherwise appreciate.
     In addition to using recognized rating agencies and other sources, the Investment Adviser also performs its own analysis of issues in seeking investments that it believes to be underrated (and thus higher yielding) in light of the financial condition of the issuer. Its analysis of issuers may include, among other things, current and anticipated cash flow and borrowing requirements, value of assets in relation to historical cost, strength of management, responsiveness to business conditions, credit standing, and current anticipated results of operations. In selecting investments for the Healthcare Trust, the Investment Adviser may also consider general business conditions, anticipated changes in interest rates, and the outlook for specific industries.
     Subsequent to its purchase by the Healthcare Trust, an issue of securities may cease to be rated or its rating may be reduced. In addition, it is possible that statistical rating agencies may change their ratings of a particular issue to reflect subsequent events. Moreover, such ratings do not assess the risk of a decline in market value. None of these events will require the sale of the securities by the Healthcare Trust, although the Investment Adviser will consider these events in determining whether the Healthcare Trust should continue to hold the securities.
     The market for lower grade and comparable unrated securities has experienced several periods of significantly adverse price and liquidity, particularly at or around times of economic recessions. Past market recessions have adversely affected the value of such securities as well as the ability of certain issuers of such securities to repay principal and pay interest thereon or to refinance such securities. The market for those securities may react in a similar fashion in the future.
     Foreign Securities. There is no limitation on the amount of foreign securities in which the Healthcare Trust may invest. Investments in the securities of foreign issuers involve certain considerations and risks not ordinarily associated with investments in securities of domestic issuers. Foreign companies are not generally subject to uniform accounting, auditing and financial standards and requirements comparable to those applicable to United States companies. Foreign securities exchanges, brokers and listed companies may be subject to less government supervision and regulation than exists in the United States. Dividend and interest income may be subject to withholding and other foreign taxes, which may adversely affect the net return on such investments. There may be difficulty in obtaining or enforcing a court judgment abroad. In addition, it may be difficult to effect repatriation of capital invested in certain countries. In addition, with respect to certain countries, there are risks of expropriation, confiscatory taxation, political or social instability or diplomatic developments that could affect assets of the Healthcare Trust held in foreign countries. Dividend income the Healthcare Trust receives from foreign securities may not be eligible for the special tax treatment applicable to qualified dividend income.
     There may be less publicly available information about a foreign company than a United States company. Foreign securities markets may have substantially less volume than United States securities markets and some foreign company securities are less liquid than securities of otherwise comparable United States companies. A portfolio of foreign securities may also be adversely affected by fluctuations in the rates of exchange between the currencies of different nations and by exchange control regulations. Foreign markets also have different clearance and settlement procedures that could cause the Healthcare Trust to encounter difficulties in purchasing and selling securities on such markets and may result in the Healthcare Trust missing attractive investment opportunities or experiencing loss. In addition, a portfolio that includes foreign securities can expect to have a higher expense ratio because of the increased transaction costs on non-United States securities markets and the increased costs of maintaining the custody of foreign securities.
     The Healthcare Trust also may purchase sponsored American Depositary Receipts (“ADRs”) or United States dollar denominated securities of foreign issuers. ADRs are receipts issued by United States banks or trust companies in respect of securities of foreign issuers held on deposit for use in the United States securities markets. While ADRs may not necessarily be denominated in the same currency as the securities into which they may be converted, many of the risks associated with foreign securities may also apply to ADRs. In addition, the underlying issuers of certain depositary receipts, particularly unsponsored or unregistered depositary receipts, are under no obligation to distribute shareholder communications to the holders of such receipts, or to pass through to them any voting rights with respect to the deposited securities.
     Value Investing Risk.. The Healthcare Trust focuses its investments on the securities of companies that the Investment Adviser believes to be undervalued or inexpensive relative to other investments. These types of securities may present risks in addition to the general risks associated with investing in common and preferred stocks. These securities generally are selected on the basis of an issuer’s fundamentals relative to current market price. Such securities are subject to the risk of mis-estimation of certain fundamental factors. In addition, during certain time periods market dynamics may strongly favor “growth” stocks of issuers that do not display strong fundamentals relative to market price based upon positive price momentum and other factors. Disciplined adherence to a “value” investment mandate during such periods can result in significant underperformance relative to overall market indices and other managed investment vehicles that pursue growth style investments and/or flexible equity style mandates.
     Smaller Companies. The Healthcare Trust may invest in smaller companies that may benefit from the development of new products and services. These smaller companies may present greater opportunities for capital appreciation, and may also involve greater investment risk than larger, more established companies. For example, smaller companies may have more limited product lines, market or financial resources and their securities may trade less frequently and in lower volume than the securities of larger, more established companies. As a result, the prices of the securities of such smaller companies may fluctuate to a greater degree than the prices of securities of other issuers.
     Special Risks of Derivative Transactions. Participation in the options or futures markets and in currency exchange transactions involves investment risks and transaction costs to which the Healthcare Trust would not be subject absent the use of these strategies. If the Investment Adviser’s prediction of movements in the direction of the securities, foreign currency and interest rate markets are inaccurate, the consequences to the Healthcare Trust may leave it in a worse position than if such strategies were not used. Risks inherent in the use of options, foreign currency, futures contracts and options on futures contracts, securities indices and foreign currencies include:
•	dependence on the Investment Adviser’s ability to predict correctly movements in the direction of interest rates, securities prices and currency markets;

•	imperfect correlation between the price of options and futures contracts and options thereon and movements in the prices of the securities or currencies being hedged;

•	the fact that skills needed to use these strategies are different from those needed to select portfolio securities;

•	the possible absence of a liquid secondary market for any particular instrument at any time;

•	the possible need to defer closing out certain hedged positions to avoid adverse tax consequences; and

•	the possible inability of the Healthcare Trust to purchase or sell a security at a time that otherwise would be favorable for it to do so, or the possible need for Healthcare Trust to sell a security at a disadvantageous time due to a need for the Healthcare Trust to maintain “cover” or to segregate securities in connection with the hedging techniques.
     Futures Transactions. The Healthcare Trust may make investments in futures and options on futures. Risks include, but are not limited to, the following:
•	no assurance that futures contracts or options on futures can be offset at favorable prices;

•	possible reduction of the yield of the Healthcare Trust due to the use of hedging;

•	possible reduction in value of both the securities hedged and the hedging instrument;

•	possible lack of liquidity due to daily limits or price fluctuations;

•	imperfect correlation between the contracts and the securities being hedged; and

•	losses from investing in futures transactions that are potentially unlimited and the segregation requirements for such transactions.
     Forward Currency Exchange Contracts. The use of forward currency exchange contracts may involve certain risks, including the failure of the counterparty to perform its obligations under the contract and that the use of forward contracts may not serve as a complete hedge because of an imperfect correlation between movements in the prices of the contracts and the prices of the currencies hedged or used for cover.
     Counterparty Risk. The Healthcare Trust will be subject to credit risk with respect to the counterparties to the derivative contracts purchased by the Fund. If a counterparty becomes bankrupt or otherwise fails to perform its obligations under a derivative contract due to financial difficulties, the Healthcare Trust may experience significant delays in obtaining any recovery under the derivative contract in bankruptcy or other reorganization proceeding. The Healthcare Trust may obtain only a limited recovery or may obtain no recovery in such circumstances.
     Dependence on Key Personnel. The Investment Adviser is dependent upon the expertise of Mr. Mario J. Gabelli in providing advisory services with respect to the Healthcare Trust’s investments. If the Investment Adviser were to lose the services of Mr. Gabelli, its ability to service the Healthcare Trust could be adversely affected. There can be no assurance that a suitable replacement could be found for Mr. Gabelli in the event of his death, resignation, retirement or inability to act on behalf of the Investment Adviser.
     Risks to Holders of Common Shares of Issuance of Senior Securities. The Healthcare Trust may issue preferred shares in the future but does not contemplate doing so at this time. A leveraged capital structure creates certain special risks and potential benefits not associated with unleveraged funds having similar investment objectives and policies. Any investment income or gains from the capital represented by preferred shares or debt which is in excess of the dividends payable thereon will cause the total return of the common shares to be higher than would otherwise be the case. Conversely, if the investment performance of the capital represented by preferred shares or debt fails to cover the dividends payable thereon, the total return of the common shares would be less or, in the case of negative returns, would result in higher negative returns to a greater extent than would otherwise be the case. The requirement to pay dividends on preferred shares or debt in full before any dividends may be paid on or distribution made to the common shares means that dividends on or distributions to the common shares from earnings may be reduced or eliminated.
     The mandatory requirements of the 1940 Act could also pose certain risks for the holders of common shares in the same circumstances. If the asset coverage for any preferred shares or debt securities falls below the requirements of the 1940 Act, the Healthcare Trust would be unable to pay dividends on or make distributions to its common shares. Although an inability to pay dividends on or make distributions to the common shares could conceivably cause the Healthcare Trust to lose its special federal income tax status, which would be materially adverse to the holders of the common shares, such inability can be avoided through the use of mandatory redemption requirements designed to ensure that the Fund maintains the necessary asset coverage.

     The class voting rights of preferred shares could make it more difficult for the Healthcare Trust to take certain actions that may, in the future, be proposed by the Board and/or the holders of common shares, such as a merger, exchange of securities, liquidation or alteration of the rights of a class of the Fund’s securities if such actions would be adverse to the preferred shares, or such as converting the Fund to an open-end investment company or acting inconsistently with its fundamental investment restrictions or other fundamental policies or seeking to operate other than as an investment company.
     Preferred shares will be issued only if the Board determines in light of all relevant circumstances known to the Board that to do so would be in the best interests of the Healthcare Trust and its shareholders. The circumstances that the Board will consider before issuing preferred shares include not only the dividend rate on the preferred shares in comparison to the historical performance of the Healthcare Trust but also such matters as the terms on which the Fund can call the preferred shares, the circumstances in which the Investment Adviser will earn additional investment advisory fees on the net assets attributable to the preferred shares and the ability of the Fund to meet the asset coverage tests and other requirements imposed by the rating agencies for such preferred shares.
     The issuance of preferred shares convertible into common shares might also reduce net income per share of such shares and net asset value per share of such shares if these securities are converted into common shares. Such income dilution would occur if the Healthcare Trust could, from the investments made with the proceeds of the preferred shares, earn an amount per common share issuable upon conversion greater than the dividend required to be paid on the amount of preferred shares convertible into one common share. Such net asset value dilution would occur if preferred shares were converted at a time when the net asset value per common share was greater than the conversion price.
     Anti-Takeover Provisions. The Agreement and Declaration of Trust and By-Laws of the Healthcare Trust (together, its “Governing Documents”) include provisions that could limit the ability of other entities or persons to acquire control of the Healthcare Trust or convert the Healthcare Trust to an open-end fund.
     Status as a Regulated Investment Company. The Healthcare Trust intends to elect to qualify as a regulated investment company under Subchapter M of the Code. Qualification requires, among other things, compliance by the Healthcare Trust with certain distribution requirements.
     Temporary Investments. During temporary defensive periods and during inopportune periods to be fully invested, the Healthcare Trust may invest in U.S. government securities and in money market mutual funds that invest in those securities. Obligations of certain agencies and instrumentalities of the U.S. Government, such as the Government National Mortgage Association, are supported by the “full faith and credit” of the U.S. Government; others, such as those of the Export-Import Bank of the U.S., are supported by the right of the issuer to borrow from the U.S. Treasury; others, such as those of the Federal National Mortgage Association, are supported by the discretionary authority of the U.S. Government to purchase the agency’s obligations; and still others, such as those of the Student Loan Marketing Association, are supported only by the credit of the instrumentality. No assurance can be given that the U.S. Government would provide financial support to U.S. Government-sponsored instrumentalities if it is not obligated to do so by law.
     Item 8.4. Other Policies.
     The Registrant is permitted to engage in options, swap transactions, interest rate futures contracts and options thereon, forward currency transactions and options thereon, securities index futures and options thereon, enter into forward commitments for the purchase or sale of securities, including on a “when issued” or “delayed delivery” basis, and make investments in restricted and illiquid securities. See “Investment Objectives and Policies” in Item 17.
     Item 8.5. Share Price Data.
Not applicable. Application will be made to list the Registrant’s shares on the NYSE, subject to notice of issuance of such shares.
     Item 8.6. Business Development Companies.
Not applicable.
Item 9. Management.
     Item 9.1. General.
     (a) Board of Trustees. Overall responsibility for management and supervision of the Registrant rests with the Board. The Board approves all significant agreements between the Registrant and the companies that furnish the Registrant with services, including agreements with the Investment Adviser, the Registrant’s custodian and the Registrant’s transfer agent. The day-to-day operations of the Registrant are conducted through or under the direction of its officers.
     (b) Investment Adviser. The Investment Adviser, located at One Corporate Center, Rye, New York 10580-1422, serves as the investment adviser to the Healthcare Trust pursuant to an investment advisory agreement with the Healthcare Trust (the “Advisory Agreement”). The Investment Adviser was organized in 1999 and is the successor to Gabelli Funds, Inc., which was organized in 1980. As of March 31, 2007, the Investment Adviser acted as registered investment adviser to 22 management investment companies with aggregate net assets of $15.2 billion. The Investment Adviser, together with other affiliated investment advisers, had assets under management totaling approximately $29.4 billion as of March 31, 2007. GAMCO Asset Management Inc., an affiliate of the Investment Adviser, acts as investment adviser for individuals, pension trusts, profit sharing trusts and endowments, and as a sub-adviser to management investment companies having aggregate assets of $13.2 billion under management as of March 31, 2007. Gabelli Securities, Inc., an affiliate of the Investment Adviser, acts as investment adviser for limited partnerships, offshore funds and separate accounts, and as sub-adviser to certain third-party investment funds having aggregate assets of approximately $500 million under management as of March 31, 2007. Gabelli Fixed Income LLC, an affiliate of the Investment Adviser, acts as investment adviser for separate accounts having aggregate assets of approximately $50 million under management as of March 31, 2007. Gabelli Advisers, Inc., an affiliate of the Investment Adviser, acts as investment manager to the Westwood Funds having aggregate assets of approximately $400 million under management as of March 31, 2007.
     The Investment Adviser is a wholly-owned subsidiary of GAMCO Investors, Inc., a New York corporation, whose Class A Common Stock is traded on the NYSE under the symbol “GBL.” Mr. Mario J. Gabelli may be deemed a “controlling person” of the Investment Adviser on the basis of his ownership of a majority of the stock of GGCP, Inc., which owns a majority of the capital stock of GAMCO Investors, Inc.
     The Investment Adviser will provide a continuous investment program for the portfolio of the Healthcare Trust and oversee the administration of all aspects of the Healthcare Trust’s business and affairs. The Investment Adviser has sole investment discretion for the assets of the Healthcare Trust under the supervision of the Fund’s Board and in accordance with the Fund’s stated policies. The Investment Adviser will select investments for the Healthcare Trust and will place purchase and sale orders on behalf of the Healthcare Trust.

     For services rendered by the Investment Adviser on behalf of the Healthcare Trust under the Fund’s Advisory Agreement, the Healthcare Trust pays the Investment Adviser a fee computed weekly and paid monthly at the annual rate of 1.00% of the average weekly net assets of the Fund. The Fund’s average weekly net assets will be deemed to be the average weekly value of the Fund’s total assets minus the sum of the Fund’s liabilities (such liabilities exclude the aggregate liquidation preference of outstanding preferred shares and accumulated dividends, if any, on those shares). For purposes of the calculation of the fees payable to the Investment Adviser by the Healthcare Trust, average weekly net assets of the Fund are determined at the end of each month on the basis of its average net assets for each week during the month. The assets for each weekly period are determined by averaging the net assets at the end of a week with the net assets at the end of the prior week.
     A discussion regarding the basis of the Board’s approval of the Advisory Agreement for the Healthcare Trust will be available in the Fund’s semi-annual report to shareholders for the period ending June 30, 2007 or the annual report to shareholders for the period ending December 31, 2007, depending on the commencement of investment operations of the Healthcare Trust.
     (c) Portfolio Management. Mario J. Gabelli leads the investment team responsible for the day-to-day management of the Healthcare Trust. Mr. Gabelli has served as Chairman and Chief Executive Officer of GAMCO Investors, Inc. and its predecessors since 1976. Mr. Gabelli is the Chief Investment Officer — Value Portfolios for the Investment Adviser and GAMCO Asset Management Inc. Mr. Gabelli serves as portfolio manager for several funds in the Gabelli fund family and is a director of several funds in the Gabelli fund family. Because of the diverse nature of Mr. Gabelli’s responsibilities, he will devote less than all of his time to the day-to-day management of the Healthcare Trust. Mr. Gabelli is also Chief Executive Officer of GGCP, Inc. as well as Chairman of the Board of Lynch Interactive Corporation, a multimedia and communication services company.
     For additional information such as the portfolio manager’s compensation, other accounts managed by the portfolio manager, and the portfolio manager’s ownership of securities in the Healthcare Trust, see “Portfolio Manager” in Item 21.
     (d) Sub-Administrator. PFPC Inc., with its principal office located at 400 Bellevue Parkway, Wilmington, Delaware 19809, serves as sub-administrator for the Healthcare Trust. For these services and the related expenses borne by PFPC, the Investment Adviser pays a prorated monthly fee at the annual rate of 0.0275% of the first $10 billion of the aggregate average net assets of the Healthcare Trust and all other funds advised by the Investment Adviser and administered by PFPC, 0.0125% of the aggregate average net assets exceeding $10 billion, and 0.01% of the aggregate average net assets in excess of $15 billion.
     (e) Custodians. Mellon Trust of New England, N.A. (“Mellon”), located at 135 Santilli Highway, Everett, Massachusetts 02149, serves as the custodian of the Healthcare Trust’s assets pursuant to a custody agreement. Under the custody agreement, Mellon holds the Healthcare Trust’s assets in compliance with the 1940 Act. For its services, Mellon receives a monthly fee based upon the average weekly value of the total assets of the Healthcare Trust, plus certain charges for securities transactions.
     Rules adopted under the 1940 Act permit the Healthcare Trust to maintain its foreign securities in the custody of certain eligible foreign banks and securities depositories. Pursuant to those rules, any foreign securities in the portfolio of the Healthcare Trust may be held by subcustodians approved by the Board in accordance with the regulations of the Securities and Exchange Commission (the “Commission”). Selection of any such subcustodians will be made by the Board following a consideration of a number of factors, including but not limited to the reliability and financial stability of the institution, the ability of the institution to perform capably custodial services for the Healthcare Trust, the reputation of the institution in its national market, the political and economic stability of the country or countries in which the subcustodians are located, and risks of potential nationalization or expropriation of assets of the Healthcare Trust.

     Computershare Trust Company, N.A. (“Computershare”), located at 250 Royall Street, Canton, Massachusetts 02021, serves as the Healthcare Trust’s dividend disbursing agent, as agent under the Healthcare Trust’s Automatic Dividend Reinvestment and Voluntary Cash Purchase Plan (the “Plan”) and as transfer agent and registrar with respect to the Healthcare Trust’s common shares.
     (f) Expenses. Expenses of computing the net asset value of the Healthcare Trust, including any equipment or services obtained solely for the purpose of pricing shares or valuing its investment portfolio, underwriting compensation and reimbursements in connection with sales of its securities, the costs of utilizing a third party to monitor and collect class action settlements on behalf of the Fund, compensation to an administrator for certain SEC filings on behalf of the Fund, the fees and expenses of Trustees who are not officers or employees of the Investment Adviser or its affiliates, compensation and other expenses of employees of the Fund as approved by the Trustees, the pro rata costs of the Fund’s chief compliance officer, charges of the custodian, any sub-custodian and transfer agent and dividend paying agent, expenses in connection with the Plan, accounting and pricing costs, membership fees in trade associations, expenses for legal and independent accountants’ services, costs of printing proxies, share certificates and shareholder reports, fidelity bond coverage for Fund officers and employees, Trustee and officers’ errors and omissions insurance coverage, and stock exchange listing fees will be an expense of the Fund unless the Investment Adviser voluntarily assumes responsibility for such expenses.
     (g) Affiliated Brokerage. The Advisory Agreement contains provisions relating to the selection of securities brokers to effect the portfolio transactions of the Healthcare Trust. Under those provisions, the Investment Adviser may (i) direct Fund portfolio brokerage to Gabelli & Company, Inc. (“Gabelli & Company”) or other broker-dealer affiliates of the Investment Adviser and (ii) pay commissions to brokers other than Gabelli & Company that are higher than might be charged by another qualified broker to obtain brokerage and/or research services considered by the Investment Adviser to be useful or desirable for its investment management of the Healthcare Trust and/or its other advisory accounts or those of any investment adviser affiliated with it. See Investment Advisory and Other Services in Item 20, which contains further information about the Advisory Agreement, including a more complete description of the advisory and expense arrangements, exculpatory and brokerage provisions, as well as information on the brokerage practices of the Healthcare Trust. The Healthcare Trust expects that a substantial portion of its portfolio transactions may be executed through Gabelli & Company so long as the Investment Adviser and the Board conclude that Gabelli & Company is able to provide best execution at a favorable cost.
Item 9.2. Non-Resident Managers.
Not applicable.
Item 9.3. Control Persons
     As of the date of this registration statement, the Equity Trust “controls” the Registrant, as defined under Section 2(a)(9) of the 1940 Act.

Item 10. Capital Stock, Long-Term Debt and Other Securities.
     Item 10.1. Capital Stock.
     The Registrant is authorized to issue an unlimited number of shares of beneficial interest, par value $0.001 per share, in multiple classes and series thereof as determined from time to time by the Board, which also has the authority without shareholder approval to establish the designations, powers, preferences, voting, conversion and other rights, limitations, qualifications and terms and conditions of each such class and series. Each share within a particular class or series thereof has equal voting, dividend, distribution and liquidation rights. The Board has authorized issuance of an unlimited number of common shares. When issued, in accordance with the terms thereof, the common shares will be fully paid and non-assessable. Common shares are not redeemable and have no preemptive, conversion or cumulative voting rights.
     Distributions. The Healthcare Trust will distribute substantially all of its net investment income and net realized capital gains to shareholders at year end. The distribution policy of the Healthcare Trust may be modified from time to time by the Board. As a regulated investment company under the Code, the Healthcare Trust will not be subjected to U.S. federal income tax on its investment company taxable income that it distributes to shareholders, provided that at least 90% of its investment company taxable income for that taxable year is distributed to its shareholders.
     Repurchase of Shares. The Healthcare Trust is a closed-end management investment company and as such its shareholders do not, and will not, have the right to redeem their shares. The Healthcare Trust, however, may repurchase its shares from time to time as and when it deems such a repurchase advisable. Such repurchases will be made when the Healthcare Trust’s shares are trading at a discount of 10% or more (or such other percentage as the Board may determine from time to time) from the net asset value of the shares. Pursuant to the 1940 Act, the Healthcare Trust may repurchase its shares on a securities exchange (provided that the Healthcare Trust has informed its shareholders within the preceding six months of its intention to repurchase such shares) or as otherwise permitted in accordance with Rule 23c-1 under the 1940 Act. Under that Rule, certain conditions must be met regarding, among other things, distribution of net income for the preceding fiscal year, identity of the seller, price paid, brokerage commissions, prior notice to shareholders of an intention to purchase shares and purchasing in a manner and on a basis which does not discriminate against the other shareholders through their interest in the Healthcare Trust, as the case may be.
     Shares repurchased by the Healthcare Trust will be retired and will not be available for reissuance. The Healthcare Trust may incur debt to finance share repurchase transactions. Any gain in the value of the investments of the Healthcare Trust during the term of the borrowing that exceeds the interest paid on the amount borrowed would cause the net asset value of its shares to increase more rapidly than in the absence of borrowing. Conversely, any decline in the value of the investments of the Healthcare Trust would cause the net asset value of its shares to decrease more rapidly than in the absence of borrowing. Borrowing money thus creates an opportunity for greater capital gains but at the same time increases exposure to capital risk.
     When the Healthcare Trust repurchases its shares for a price below their net asset value, the net asset value of those shares that remain outstanding will be enhanced, but this does not necessarily mean that the market price of those outstanding shares will be affected, either positively or negatively. Further, interest on borrowings to finance share repurchase transactions will reduce the net income of the Healthcare Trust.

     The Healthcare Trust does not currently have an established tender offer program or established schedule for considering tender offers. No assurance can be given that the Board will decide to undertake any such tender offers in the future, or, if undertaken, that they will reduce any market discount.
     Rights Offerings. The Healthcare Trust may in the future, and at its discretion, choose to make rights offerings. Any such future rights offering will be made in accordance with the 1940 Act. Under the laws of Delaware, the Board is authorized to approve rights offerings without obtaining shareholder approval. The staff of the Commission has interpreted the 1940 Act as not requiring shareholder approval of a transferable rights offering at a price below the then current net asset value so long as certain conditions are met, including: (i) a good faith determination by a fund’s Board that such offering would result in a net benefit to existing shareholders; (ii) the offering fully protects shareholders’ preemptive rights and does not discriminate among shareholders (except for the possible effect of not offering fractional rights); (iii) management uses its best efforts to ensure an adequate trading market in the rights for use by shareholders who do not exercise such rights; and (iv) the ratio of a transferable rights offering does not exceed one new share for each three rights held.
     Determination of Net Asset Value. The net asset value of the Healthcare Trust’s shares is computed, based on the market value of the securities it holds and determined daily as of the close of the regular trading day on the NYSE. For purposes of determining the Healthcare Trust’s net asset value per share, portfolio securities listed or traded on a nationally recognized securities exchange or traded in the U.S. over-the-counter market for which market quotations are readily available are valued at the last quoted sale price or a market’s official closing price as of the close of business on the day the securities are being valued. If there were no sales that day, the security is valued at the average of the closing bid and asked prices or, if there were no asked prices quoted on that day, then the security is valued at the closing bid price on that day. If no bid or asked prices are quoted on such day, the security is valued at the most recently available price or, if the Board so determines, by such other method as the Board shall determine in good faith to reflect its fair market value. Portfolio securities traded on more than one national securities exchange or market are valued according to the broadest and most representative market, as determined by the Investment Adviser.
     Portfolio securities primarily traded on a foreign market are generally valued at the preceding closing values of such securities on the relevant market, but may be fair valued pursuant to procedures established by the Board if market conditions change significantly after the close of the foreign market but prior to the close of business on the day the securities are being valued. Debt instruments with remaining maturities of 60 days or less that are not credit impaired are valued at amortized cost, unless the Board determines such amount does not reflect the securities’ fair value, in which case these securities will be fair valued as determined by the Board. Debt instruments having a maturity greater than 60 days for which market quotations are readily available are valued at the average of the latest bid and asked prices. If there were no asked prices quoted on such day, the security is valued using the closing bid price. Futures contracts are valued at the closing settlement price of the exchange or board of trade on which the applicable contract is traded.
     Securities and assets for which market quotations are not readily available are fair valued as determined by the Board. Fair valuation methodologies and procedures may include, but are not limited to: analysis and review of available financial and non-financial information about the company; comparisons to the valuation and changes in valuation of similar securities, including a comparison of foreign securities to the equivalent U.S. dollar value ADR securities at the close of the U.S. exchange; and evaluation of any other information that could be indicative of the value of the security.
     Automatic Dividend Reinvestment and Voluntary Cash Purchase Plan. Under the Plan, a shareholder whose common shares are registered in his or her own name will have all distributions reinvested automatically by the Plan agent, unless the shareholder elects to receive cash. Distributions with respect to shares registered in the name of a broker-dealer or other nominee (that is, in “street name”) will be reinvested by the broker or nominee in additional shares under the Plan, unless the service is not provided by the broker or nominee or the shareholder elects to receive distributions in cash. Investors who own common shares registered in street name should consult their broker-dealers for details regarding reinvestment. All distributions to investors who do not participate in the Plan will be paid by check mailed directly to the record holder by the dividend disbursing agent.
     Under the Plan, whenever the market price of the common shares is equal to or exceeds net asset value at the time shares are valued for purposes of determining the number of shares equivalent to the cash dividends or capital gains distribution, participants in the Plan are issued common shares, valued at the greater of (i) the net asset value as most recently determined or (ii) 95% of the then current market price of the common shares. The valuation date is the dividend or distribution payment date or, if that date is not a NYSE trading day, the next trading day. If the net asset value of the common shares at the time of valuation exceeds the market price of the common shares, participants will receive shares purchased by the Plan agent in the open market. If the Healthcare Trust should declare a dividend or capital gains distribution payable only in cash, the Plan agent will buy the common shares for such Plan in the open market, on the NYSE or elsewhere, for the participants’ accounts, except that the Plan agent will endeavor to terminate purchases in the open market and cause the Healthcare Trust to issue shares at the greater of net asset value or 95% of market value if, following the commencement of such purchases, the market value of the common shares exceeds net asset value.
     The automatic reinvestment of dividends and capital gains distributions will not relieve participants of any income tax which may be payable on such distributions. A participant in the Plan will be treated for Federal income tax purposes as having received, on a dividend payment date, a dividend or distribution in an amount equal to the cash the participant could have received instead of shares.
     Participants in the Plan have the option of making additional cash payments to the Plan agent, semi-monthly, for investment in the common shares at the then current market price. Such payments may be made in any amount from $250 to $10,000. The Plan agent will use all funds received from participants to purchase shares of the Healthcare Trust in the open market on or about the 1st or 15th of each month. The Plan agent will charge each shareholder who participates $0.75, plus a pro rata share of the brokerage commissions. Brokerage charges for such purchases are expected to be less than the usual brokerage charge for such transactions. It is suggested that participants send voluntary cash payments to the Plan agent in a manner that ensures that the Plan agent will receive these payments approximately 10 days before the 1st or 15th of the month. Payments not received at least five days before the investment date shall be held for investment until the next purchase date. A participant may without charge withdraw a voluntary cash payment by written notice, if the notice is received by the Plan agent at least 48 hours before such payment is to be invested.
     Shareholders wishing to liquidate shares held by the Plan agent must do so in writing or by telephone. The cost to liquidate shares is $2.50 per transaction as well as the brokerage commission incurred. Brokerage charges are expected to be less than the usual brokerage charge for such transactions.
     The Healthcare Trust reserves the right to amend or terminate the Plan as applied to any voluntary cash payments made and any dividend or distribution paid subsequent to written notice of the change sent to the members of the Plan at least 90 days before the record date for such dividend or distribution. The Plan also may be amended or terminated by the Plan agent on at least 90 days’ written notice to participants in the Plan.

     Certain Provisions of the Governing Documents. The Healthcare Trust presently has provisions in its Governing Documents which could have the effect of limiting
(i)	the ability of other entities or persons to acquire control of the Healthcare Trust,

(ii)	the Fund’s freedom to engage in certain transactions, or

(iii)	the ability of the Fund’s Trustees or shareholders to amend the Governing Documents or effectuate changes in the Fund’s management.
     These provisions of the Governing Documents may be regarded as “anti-takeover” provisions. The Board is divided into three classes, each having a term of no more than three years (except, to ensure that the term of a class of the Healthcare Trust’s Trustees expires each year, one class of the Healthcare Trust’s Trustees will serve an initial one-year term and three-year terms thereafter and another class of its Trustees will serve an initial two-year term and three-year terms thereafter). Each year the term of one class of Trustees will expire. Accordingly, only those Trustees in one class may be changed in any one year, and it would require a minimum of two years to change a majority of the Board. Further, if the Healthcare Trust issues preferred shares, one Trustee in each of two of the classes of the Healthcare Trust will be elected solely by the holders of the Healthcare Trust’s preferred stock and will not be able to be removed or replaced by the holders of the common shares. Such system of electing Trustees may have the effect of maintaining the continuity of management and, thus, make it more difficult for the shareholders of the Healthcare Trust to change the majority of Trustees.
     A Trustee of the Healthcare Trust may be removed with or without cause by a vote of 66 2/3% of the votes entitled to be cast for the election of such Trustee. This voting requirement also applies to Trustees voting on mergers into or a sale of all or substantially all of the Healthcare Trust’s assets to an open-end fund (or other closed-end fund that does not have minority shareholder protections against conversion to open-end status) and thereafter approved by not less than 75% of its outstanding voting shares. The affirmative vote of the holders of 75% of the outstanding shares of each class (voting separately) of the Healthcare Trust is required to authorize its conversion from a closed-end to an open-end investment company. In addition, 80% of the holders of the outstanding voting securities of each class of the Healthcare Trust, voting as a class is generally required in order to authorize any of the following transactions:
(i)	merger or consolidation of the Fund with or into any entity;

(ii)	issuance of any securities of the Fund for cash to any person or entity;

(iii)	sale, lease or exchange of all or any substantial part of the assets of the Fund to any entity or person (except assets having an aggregate fair market value of less than $5,000,000);

(iv)	sale, lease or exchange to the Fund, in exchange for securities of the Fund, of any assets of any entity or person (except assets having an aggregate fair market value of less than $5,000,000); or

(v)	the purchase of the Fund’s common shares by the Fund from any other person or entity.
     If such person or entity is directly, or indirectly through affiliates, the beneficial owner of more than 5% of the outstanding shares of the Healthcare Trust, however, such vote would not be required when, under certain conditions, the Board approves the transaction. Reference is made to the Governing Documents, on file with the Commission, for the full text of these provisions.
     The provisions of the Governing Documents described above could have the effect of depriving the owners of shares in the Healthcare Trust of opportunities to sell their shares at a premium over prevailing market prices, by discouraging a third party from seeking to obtain control of the Fund in a tender offer or similar transaction. The overall effect of these provisions is to render more difficult the accomplishment of a merger or the assumption of control by a principal shareholder.
Limitation of Trustees’ and Officers’ Liability
     The Governing Documents provide that the Healthcare Trust will indemnify its Trustees and officers and may indemnify its employees or agents against liabilities and expenses incurred in connection with litigation in which they may be involved because of their positions with the Healthcare Trust, to the fullest extent permitted by law. However, nothing in the Governing Documents protects or indemnifies a Trustee, officer, employee or agent of the Healthcare Trust against any liability to which such person would otherwise be subject in the event of such person’s willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her position.
     Item 10.2. Long-Term Debt.
Not applicable. The Registrant has not issued any long-term debt.
     Item 10.3. General.
The Registrant may issue preferred shares in the future but does not contemplate doing so at this time.
     Item 10.4. Taxes.
     The following discussion is a brief summary of certain United States federal income tax considerations affecting the Healthcare Trust and its shareholders. The discussion reflects applicable tax laws of the United States as of the date of this registration statement, which tax laws may be changed or subject to new interpretations by the courts or the Internal Revenue Service (the “IRS”) retroactively or prospectively. No attempt is made to present a detailed explanation of all United States federal, state, local and foreign tax concerns affecting the Healthcare Trust and its shareholders, and the discussion set forth herein does not constitute tax advice. Investors are urged to consult their own tax advisers to determine the tax consequences to them of investing in the Healthcare Trust.
Taxation of the Healthcare Trust
     The Healthcare Trust intends to elect to be treated and to qualify annually as a regulated investment company under Subchapter M of the Code. Accordingly, the Healthcare Trust must, among other things, (i) derive in each taxable year at least 90% of its gross income from (a) dividends, interest (including tax-exempt interest), payments with respect to certain securities loans, and gains from the sale or other disposition of stock, securities or foreign currencies, or other income (including but not limited to gain from options, futures and forward contracts) derived with respect to its business of investing in such stock, securities or currencies and (b) net income derived from interests in certain publicly traded partnerships for United States federal income tax purposes and that derive less than 90% of their gross income from the items described in (a) above (each a “Qualified Publicly Traded Partnership”); and (ii) diversify its holdings so that, at the end of each quarter of each taxable year (a) at least 50% of the value of the Fund’s total assets is represented by cash and cash items, United States government securities, the securities of other regulated investment companies and other securities, with such other securities limited, in respect of any one issuer, to an amount not greater than 5% of the value of the Fund’s total assets and not more than 10% of the outstanding voting securities of such issuer, and (b) not more than 25% of the value of the Fund’s total assets is invested in the securities of (I) any one issuer (other than United States government securities and the securities of other regulated investment companies), (II) any two or more issuers in which the Fund owns 20% or more of the voting securities and that are determined to be engaged in the same business or similar or related trades or businesses or (III) any one or more Qualified Publicly Traded Partnerships.
     The Healthcare Trust’s investments in partnerships, including in Qualified Publicly Traded Partnerships, may result in the Fund being subject to state, local or foreign income, franchise or withholding tax liabilities.
     As a regulated investment company, the Healthcare Trust generally will not be subject to United States federal income tax on income and gains that it distributes each taxable year to shareholders, if it distributes at least 90% of the sum of the Fund’s (i) investment company taxable income (which includes, among other items, dividends, interest and the excess of any net short-term capital gains over net long-term capital losses and other taxable income other than any net capital gain (as defined below) reduced by deductible expenses) determined without regard to the deduction for dividends and distributions paid and (ii) its net tax-exempt interest (the excess of its gross tax-exempt interest over certain disallowed deductions). The Healthcare Trust intends to distribute at least annually substantially all of such income.
     Amounts not distributed on a timely basis in accordance with a calendar year distribution requirement are subject to a nondeductible 4% excise tax at the fund level. To avoid the tax, the Healthcare Trust must distribute during each calendar year an amount at least equal to the sum of (i) 98% of its ordinary income (not taking into account any capital gains or losses) for the calendar year, (ii) 98% of its capital gains in excess of its realized capital losses (adjusted for certain ordinary losses) for a one-year period generally ending on October 31 of the calendar year (unless an election is made to use the Fund’s fiscal year), and (iii) certain undistributed amounts from previous years on which the Fund paid no United States federal income tax. While the Healthcare Trust intends to distribute any income and capital gains in the manner necessary to minimize imposition of the 4% excise tax, there can be no assurance that sufficient amounts of the Fund’s taxable income and capital gains will be distributed to avoid entirely the imposition of the tax. In that event, the Healthcare Trust will be liable for the tax only on the amount by which it does not meet the foregoing distribution requirement.
     If for any taxable year the Healthcare Trust does not qualify as a regulated investment company, all of its taxable income (including its net capital gain) will be subject to tax at regular corporate rates without any deduction for distributions to shareholders.
Taxation of Shareholders
     Distributions paid to investors by the Healthcare Trust from its investment company taxable income which includes the excess of net short-term capital gains over net long-term capital losses (together referred to hereinafter as “ordinary income dividends”) are generally taxable to investors as ordinary income to the extent of the earnings and profits of the Healthcare Trust. Such distributions (if designated by the Healthcare Trust) may, however, qualify (provided holding periods and other requirements are met) (i) for the dividends received deduction in the case of corporate shareholders to the extent that the income of the Healthcare Trust consists of dividend income from United States corporations, and (ii) for taxable years through December 31, 2010, as qualified dividend income eligible for the reduced maximum federal tax rate to individuals of generally 15% (currently 5% for individuals in lower tax brackets) to the extent that the Healthcare Trust receives qualified dividend income. Qualified dividend income is, in general, dividend income from taxable domestic corporations and certain foreign corporations (e.g., generally, foreign corporations incorporated in a possession of the United States or in certain countries with a qualified comprehensive tax treaty with the United States, or whose stock with respect to which such dividend is paid is readily tradable on an established securities market in the United States). Distributions made to investors from an excess of net long-term capital gains over net short-term capital losses (“capital gain dividends”), including capital gain dividends credited to investors but retained by the Healthcare Trust, are taxable to investors as long-term capital gains if they have been properly designated by the Healthcare Trust, regardless of the length of time investors have owned shares of the Healthcare Trust. The maximum Federal tax rate on net long-term capital gain of individuals is reduced generally from 20% to 15% (currently 5% for individuals in lower brackets) for such gain realized before January 1, 2011. Distributions in excess of the earnings and profits of the Healthcare Trust will first reduce the adjusted tax basis of shares held by an investor and, after such adjusted tax basis is reduced to zero, will constitute capital gains to investors (assuming the shares are held as a capital asset). Generally, not later than 60 days after the close of its taxable year, the Healthcare Trust will provide investors with a written notice designating the amount of any qualified dividend income or capital gain dividends and other distributions.
     The sale, exchange, redemption or other disposition of shares of the Healthcare Trust will generally result in capital gain or loss to an investor, and will be long-term capital gain or loss if the shares have been held for more than one year at the time of sale. Any loss upon the sale or exchange of Fund shares held for six months or less will be treated as long-term capital loss to the extent of any capital gain dividends received (including amounts credited as an undistributed capital gain dividend) by an investor. A loss realized on a sale or exchange of shares of the Healthcare Trust will be disallowed if other substantially identical shares of the Healthcare Trust are acquired (whether through the automatic reinvestment of dividends or otherwise) within a 61-day period beginning 30 days before and ending 30 days after the date that the shares are disposed of. In such case, the basis of the shares acquired will be adjusted to reflect the disallowed loss. Present law taxes both long-term and short-term capital gains of corporations at the rates applicable to ordinary income.
     If the Healthcare Trust pays a distribution in January that was declared in the previous October, November or December to shareholders of record on a specified date in one of such months, then such distribution will be treated for tax purposes as being paid by the Healthcare Trust and received by shareholders not later than December 31 of the year in which the distribution was declared.
     The Healthcare Trust is required in certain circumstances to backup withhold on taxable dividends or distributions and certain other payments paid to non-corporate holders of the Healthcare Trust’s shares who do not furnish the Healthcare Trust with their correct taxpayer identification number (in the case of individuals, their social security number) and certain certifications, or who are otherwise subject to backup withholding. Backup withholding is not an additional tax. Any amounts withheld from payments made to investors may be refunded or credited against an investor’s United States federal income tax liability, if any, provided that the required information is furnished to the IRS.
     Distributions may be subject to additional state, local, and foreign taxes, depending on each shareholder’s particular situation. Non-U.S. shareholders may be subject to U.S. tax rules that differ significantly from those summarized above, including the likelihood that ordinary income dividends distributed to them will be subject to U.S. tax withholding at a rate of 30% (or a lower treaty rate, if applicable). Non-U.S. investors should consult their own tax advisers regarding U.S. federal, state, local and foreign tax considerations.

     The foregoing is a general and abbreviated summary of the provisions of the Code and the Treasury regulations in effect as they directly govern the taxation of the Healthcare Trust and its shareholders. These provisions are subject to change by legislative or administrative action, and any such change may be retroactive.
     Item 10.5. Outstanding Securities.
     Set forth below is information with respect to the common shares as of May 29, 2007.

Amount Held By Fund or for Its
Amount Authorized	Own Account	Amount Outstanding
unlimited	0 shares	1 share
     Item 10.6. Securities Ratings.
Not applicable.
Item 11. Defaults and Arrears on Senior Securities.
     Item 11.1.
Not applicable. The Registrant has not issued any long-term debt.
     Item 11.2.
Not applicable. No issue of capital stock of the Registrant is in arrears as to the payment of dividends.
Item 12. Legal Proceedings.
     The Healthcare Trust received the following information from the Investment Adviser.
     Over the past several years, the staff of the Commission (the “Staff”), the staff of the New York Attorney General’s office (the “NYAG”) and officials of other states have been conducting industry-wide inquiries into, and bringing enforcement and other proceedings regarding, trading abuses involving open-end investment companies. The Investment Adviser and its affiliates have received information requests and subpoenas for documents and testimony from the Staff and the NYAG in connection with these inquiries and have responded to these requests. The Investment Adviser has implemented additional compliance policies and procedures in response to recent industry initiatives and its internal reviews of its mutual fund practices in a variety of areas. The Investment Adviser has not found any information that it believes would be material to the ability of the Investment Adviser to fulfill its obligations under the Advisory Agreement. More specifically, the Investment Adviser has found no evidence of arrangements for trading in the Gabelli mutual funds after the 4:00 p.m. pricing time and no evidence of improper short-term trading in these funds by its investment professionals or senior executives. The Investment Adviser did find that one investor, who had been engaged in short-term trading in one of the Gabelli mutual funds (the prospectus of which did not at that time impose limits on short-term trading) and who had subsequently made an investment in a hedge fund managed by an affiliate of the Investment Adviser, was banned from the mutual fund only after certain other investors were banned. The Investment Adviser believes that this relationship was not material to the Investment Adviser. The Investment Adviser also found that certain discussions took place in 2002 and 2003 between the Investment Adviser’s staff and personnel of an investment advisor regarding possible frequent trading in certain Gabelli domestic equity funds. In June 2006, the Investment Adviser began discussions with the Staff regarding a possible resolution of their inquiry. In February 2007, the Investment Adviser made an offer of settlement to the Staff for communication to the Commission for its consideration to resolve this matter. This offer of settlement is subject to final agreement regarding the specific language of the Commission’s administrative order and other settlement documents. Since these discussions are ongoing, the Investment Adviser cannot determine whether they will ultimately result in a settlement of this matter. There can be no assurance that any resolution of this matter will not have a material adverse impact on the Investment Adviser or on its ability to fulfill its obligations under the Advisory Agreement.
     The Investment Adviser was informed by the Staff that they may recommend to the Commission that the Investment Adviser be held accountable for the actions of two of the closed-end funds managed by the Investment Adviser relating to Section 19(a) and Rule 19a-1 of the 1940 Act. These provisions require registered investment companies to provide written statements to shareholders when a distribution is made from a source other than net investment income. While the two funds sent annual statements containing the required information and Form 1099-DIV statements as required by the IRS, the funds did not send written statements to shareholders with each distribution in 2002 and 2003. The closed-end funds managed by the Investment Adviser changed their notification procedures in 2004 and the Investment Adviser believes that all of the funds have been in compliance with Section 19(a) and Rule 19a-1 of the 1940 Act since that time. The Staff indicated that they may recommend to the Commission that administrative remedies be sought, including a monetary penalty. The Investment Adviser cannot predict whether an administrative proceeding will be instituted and, if so, what the ultimate resolution might be. The Investment Adviser currently expects that any resolution of this matter will not have a material effect on the Investment Adviser’s ability to fulfill its obligations under the Advisory Agreement.
Item 13. Table of Contents of the Statement of Additional Information
Not applicable.
PART B — INFORMATION REQUIRED IN A STATEMENT OF ADDITIONAL INFORMATION
Item 14. Cover Page.
Not applicable.
Item 15. Table Of Contents.
Not applicable.
Item 16. General Information and History.
Not applicable.
Item 17. Investment Objectives and Policies.
     Investment Objective and Policies. Under normal market conditions, the Healthcare Trust will invest at least 80% of its assets (plus borrowings made for investment purposes) in equity securities (such as common stock and preferred stock) and income producing securities (such as fixed income debt securities and securities convertible into common stock) of domestic and foreign companies involved to a substantial extent in providing products, services or equipment for the healthcare and wellness industries.

          It is anticipated that the Healthcare Trust will invest primarily in equity securities of companies in the healthcare and wellness industries. However, the Healthcare Trust may also invest in preferred stocks and debt securities of any quality and any maturity of such companies when it appears that the Healthcare Trust will be better able to achieve its investment objective through investments in such securities or when the Healthcare Trust is temporarily in a defensive position. The remaining 20% of its assets may be invested in other securities, including stocks, debt obligations and money market instruments, as well as certain derivative instruments in the healthcare and wellness industries or other industries. Moreover, should extraordinary conditions affecting such sectors or securities markets as a whole warrant, the Healthcare Trust may temporarily be primarily invested in money market instruments. These factors may change rapidly. The Healthcare Trust emphasizes quality in selecting healthcare and wellness investments, and looks for companies that have sound financial structures and identifiable growth prospects. Believing that demographic trends will affect global market opportunities, the Healthcare Trust intends to position itself to take advantage of demographic trends.
          The Healthcare Trust may invest without limitation in securities of foreign issuers, although the portion invested in foreign securities will vary over time based on market conditions. Foreign investments may involve certain risk and opportunity considerations not typically associated with investing in domestic issuers and could cause the Healthcare Trust to be affected favorably or unfavorably by changes in currency exchange rates and revaluations of currencies.
          Investment Methodology. In selecting securities for the Healthcare Trust, the Investment Adviser normally will consider the following factors, among others:
•	the Investment Adviser’s own evaluations of the private market value (as defined below), cash flow, earnings per share and other fundamental aspects of the underlying assets and business of the company;

•	the potential for capital appreciation of the securities;

•	the interest or dividend income generated by the securities;

•	the prices of the securities relative to other comparable securities;

•	whether the securities are entitled to the benefits of call protection or other protective covenants;

•	the existence of any anti-dilution protections or guarantees of the security; and

•	the diversification of the portfolio of the Fund as to issuers.
          The Investment Adviser’s investment philosophy with respect to equity securities is to identify assets that are selling in the public market at a discount to their private market value. The Investment Adviser defines private market value as the value informed purchasers are willing to pay to acquire assets with similar characteristics. The Investment Adviser also normally evaluates an issuer’s free cash flow and long-term earnings trends. Finally, the Investment Adviser looks for a catalyst, something indigenous to the company, its industry or country, that will surface additional value.
     The Healthcare Trust’s investment objective of long-term growth of capital is a fundamental policy of the Fund. The Healthcare Trust’s policy of concentration in companies in the healthcare and wellness industries is also a fundamental policy of the Healthcare Trust. Under the 1940 Act, a fundamental policy may not be changed without the vote of a majority, as defined in the 1940 Act, of the outstanding voting securities of the Healthcare Trust (voting together as a single class).

     Investment Practices
     Special Situations. Although the Healthcare Trust typically invests in the securities of companies on the basis of fundamental value, the Fund from time to time may, as a non-principal investment strategy, invest in companies that are determined by the Investment Adviser to possess “special situation” characteristics. In general, a special situation company is a company whose securities are expected to increase in value solely by reason of a development particularly or uniquely applicable to the company. Developments that may create special situations include, among others, a liquidation, reorganization, recapitalization or merger, material litigation, technological breakthrough or new management or management policies. The principal risk associated with investments in special situation companies is that the anticipated development thought to create the special situation may not occur and the investment therefore may not appreciate in value or may decline in value.
     Options. The Healthcare Trust may, subject to guidelines of the Board, purchase or sell (i.e., write) options on securities, securities indices and foreign currencies which are listed on a national securities exchange or in the United States over-the-counter (“OTC”) markets as a means of achieving additional return or of hedging the value of the Fund’s portfolio.
     The Healthcare Trust may write covered call options on common stocks that it owns or has an immediate right to acquire through conversion or exchange of other securities in an amount not to exceed 25% of total assets or invest up to 10% of its total assets in the purchase of put options on common stocks that the Fund owns or may acquire through the conversion or exchange of other securities that it owns.
     A call option is a contract that gives the holder of the option the right to buy from the writer (seller) of the call option, in return for a premium paid, the security or currency underlying the option at a specified exercise price at any time during the term of the option. The writer of the call option has the obligation, upon exercise of the option, to deliver the underlying security or currency upon payment of the exercise price during the option period.
     A put option is the reverse of a call option, giving the holder the right, in return for a premium, to sell the underlying security or currency to the writer, at a specified price, and obligating the writer to purchase the underlying security or currency from the holder at that price. The writer of the put, who receives the premium, has the obligation to buy the underlying security or currency upon exercise, at the exercise price during the option period.
     If the Healthcare Trust has written an option, it may terminate its obligation by effecting a closing purchase transaction. This is accomplished by purchasing an option of the same series as the option previously written. There can be no assurance that a closing purchase transaction can be effected when the Healthcare Trust so desires.
     An exchange traded option may be closed out only on an exchange that provides a secondary market for an option of the same series. Although the Healthcare Trust will generally purchase or write only those options for which there appears to be an active secondary market, there is no assurance that a liquid secondary market on an exchange will exist for any particular option.
     A call option is “covered” if the Healthcare Trust owns the underlying instrument covered by the call or has an absolute and immediate right to acquire that instrument without additional cash consideration upon conversion or exchange of another instrument held in its portfolio (or for additional cash consideration held in a segregated account by its custodian). A call option is also covered if the Healthcare Trust holds a call on the same instrument as the call written where the exercise price of the call held is (i) equal to or less than the exercise price of the call written or (ii) greater than the exercise price of the call written if the difference is maintained by the Healthcare Trust in cash, U.S. government obligations (as defined under “Investment Restrictions”) or other high-grade short-term obligations in a segregated account with its custodian. A put option is “covered” if the Healthcare Trust maintains cash or other high-grade short-term obligations with a value equal to the exercise price in a segregated account with its custodian, or else holds a put on the same instrument as the put written where the exercise price of the put held is equal to or greater than the exercise price of the put written. If the Healthcare Trust has written an option, it may terminate its obligation by effecting a closing purchase transaction. This is accomplished by purchasing an option of the same series as the option previously written. However, once the Healthcare Trust has been assigned an exercise notice, it will be unable to effect a closing purchase transaction. Similarly, if the Healthcare Trust is the holder of an option, it may liquidate its position by effecting a closing sale transaction. This is accomplished by selling an option of the same series as the option previously purchased. There can be no assurance that either a closing purchase or sale transaction can be effected when the Healthcare Trust so desires.
     The Healthcare Trust will realize a profit from a closing transaction if the price of the transaction is less than the premium received from writing the option or is more than the premium paid to purchase the option; the Healthcare Trust will realize a loss from a closing transaction if the price of the transaction is more than the premium received from writing the option or is less than the premium paid to purchase the option. Since call option prices generally reflect increases in the price of the underlying security, any loss resulting from the repurchase of a call option may also be wholly or partially offset by unrealized appreciation of the underlying security. Other principal factors affecting the market value of a put or a call option include supply and demand, interest rates, the current market price and price volatility of the underlying security and the time remaining until the expiration date. Gains and losses on investments in options depend, in part, on the ability of the Investment Adviser to predict correctly the effect of these factors. The use of options cannot serve as a complete hedge since the price movement of securities underlying the options will not necessarily follow the price movements of the portfolio securities subject to the hedge.
     An option position may be closed out only on an exchange that provides a secondary market for an option of the same series or in a private transaction. Although the Healthcare Trust will generally purchase or write only those options for which there appears to be an active secondary market, there is no assurance that a liquid secondary market on an exchange will exist for any particular option. In such event it might not be possible to effect closing transactions in particular options, so that the Healthcare Trust would have to exercise its options in order to realize any profit and would incur brokerage commissions upon the exercise of call options and upon the subsequent disposition of underlying securities for the exercise of put options. If the Healthcare Trust, as a covered call option writer, is unable to effect a closing purchase transaction in a secondary market, it will not be able to sell the underlying security until the option expires or it delivers the underlying security upon exercise or otherwise covers the position.
     In addition to options on securities, the Healthcare Trust may also purchase and sell call and put options on securities indices. A stock index reflects in a single number the market value of many different stocks. Relative values are assigned to the stocks included in an index and the index fluctuates with changes in the market values of the stocks. The options give the holder the right to receive a cash settlement during the term of the option based on the difference between the exercise price and the value of the index. By writing a put or call option on a securities index, the Healthcare Trust is obligated, in return for the premium received, to make delivery of this amount. The Healthcare Trust may offset its position in the stock index options prior to expiration by entering into a closing transaction on an exchange or it may let the option expire unexercised.
     The Healthcare Trust may also buy or sell put and call options on foreign currencies. A put option on a foreign currency gives the purchaser of the option the right to sell a foreign currency at the exercise price until the option expires. A call option on a foreign currency gives the purchaser of the option the right to purchase the currency at the exercise price until the option expires. Currency options traded on U.S. or other exchanges may be subject to position limits which may limit the ability of the Healthcare Trust to reduce foreign currency risk using such options. Over-the-counter options differ from exchange-traded options in that they are two-party contracts with price and other terms negotiated between buyer and seller and generally do not have as much market liquidity as exchange-traded options. Over-the-counter options are considered illiquid securities.
     Use of options on securities indices entails the risk that trading in the options may be interrupted if trading in certain securities included in the index is interrupted. The Healthcare Trust will not purchase these options unless the Investment Adviser is satisfied with the development, depth and liquidity of the market and the Investment Adviser believes the options can be closed out.
     Price movements in the portfolio of the Healthcare Trust may not correlate precisely with the movements in the level of an index and, therefore, the use of options on indices cannot serve as a complete hedge and will depend, in part, on the ability of the Investment Adviser to predict correctly movements in the direction of the stock market generally or of a particular industry. Because options on securities indices require settlement in cash, the Healthcare Trust may be forced to liquidate portfolio securities to meet settlement obligations.
     Although the Investment Adviser will attempt to take appropriate measures to minimize the risks relating to the Healthcare Trust’s writing of put and call options, there can be no assurance that the Fund will succeed in any option writing program it undertakes.
     Futures Contracts and Options on Futures. A “sale” of a futures contract (or a “short” futures position) means the assumption of a contractual obligation to deliver the assets underlying the contract at a specified price at a specified future time. A “purchase” of a futures contract (or a “long” futures position) means the assumption of a contractual obligation to acquire the assets underlying the contract at a specified price at a specified future time. Certain futures contracts, including stock and bond index futures, are settled on a net cash payment basis rather than by the sale and delivery of the assets underlying the futures contracts. No consideration will be paid or received by the Healthcare Trust upon the purchase or sale of a futures contract. Initially, the Healthcare Trust will be required to deposit with the broker an amount of cash or cash equivalents equal to approximately 1% to 10% of the contract amount (this amount is subject to change by the exchange or board of trade on which the contract is traded and brokers or members of such board of trade may charge a higher amount). This amount is known as “initial margin” and is in the nature of a performance bond or good faith deposit on the contract. Subsequent payments, known as “variation margin,” to and from the broker will be made daily as the price of the index or security underlying the futures contracts fluctuates. At any time prior to the expiration of a futures contract, the Healthcare Trust may close the position by taking an opposite position, which will operate to terminate its existing position in the contract.
     An option on a futures contract gives the purchaser the right, in return for the premium paid, to assume a position in a futures contract at a specified exercise price at any time prior to the expiration of the option. Upon exercise of an option, the delivery of the futures positions by the writer of the option to the holder of the option will be accompanied by delivery of the accumulated balance in the writer’s futures margin account attributable to that contract, which represents the amount by which the market price of the futures contract exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option on the futures contract. The potential loss related to the purchase of an option on futures contracts is limited to the premium paid for the option (plus transaction costs). Because the value of the option purchased is fixed at the point of sale, there are no daily cash payments by the purchaser to reflect changes in the value of the underlying contract; however, the value of the option does change daily and that change would be reflected in the net assets of the Healthcare Trust.
     Futures and options on futures entail certain risks, including but not limited to the following: no assurance that futures contracts or options on futures can be offset at favorable prices, possible reduction of the yield of the Healthcare Trust due to the use of hedging, possible reduction in value of both the securities hedged and the hedging instrument, possible lack of liquidity due to daily limits on price fluctuations, imperfect correlation between the contracts and the securities being hedged, losses from investing in futures transactions that are potentially unlimited and the segregation requirements described below.
     In the event the Healthcare Trust sells a put option or enters into long futures contracts, under current interpretations of the 1940 Act an amount of cash, obligations of the U.S. government and its agencies and instrumentalities or other liquid securities equal to the market value of the contract must be deposited and maintained in a segregated account with the custodian of the Healthcare Trust to collateralize the positions, thereby ensuring that the use of the contract is unleveraged. For short positions in futures contracts and sales of call options, the Healthcare Trust may establish a segregated account (not with a futures commission merchant or broker) with cash or liquid securities that, when added to amounts deposited with a futures commission merchant or a broker as margin, equal the market value of the instruments or currency underlying the futures contract or call option or the market price at which the short positions were established.
     Interest Rate Futures Contracts and Options Thereon. The Healthcare Trust may purchase or sell interest rate futures contracts to take advantage of, or to protect against, fluctuations in interest rates affecting the value of debt securities which the Fund holds or intends to acquire. For example, if interest rates are expected to increase, the Healthcare Trust might sell futures contracts on debt securities the values of which historically have a high degree of positive correlation to the values of the Healthcare Trust’s portfolio securities. Such a sale would have an effect similar to selling an equivalent value of the Healthcare Trust’s portfolio securities. If interest rates increase, the value of the Healthcare Trust’s portfolio securities will decline, but the value of the futures contracts to the Fund will increase at approximately an equivalent rate, thereby keeping the net asset value of the Fund from declining as much as it otherwise would have. The Healthcare Trust could accomplish similar results by selling debt securities with longer maturities and investing in debt securities with shorter maturities when interest rates are expected to increase. However, since the futures market may be more liquid than the cash market, the use of futures contracts as a risk management technique allows the Healthcare Trust to maintain a defensive position without having to sell its portfolio securities.
     Similarly, the Healthcare Trust may purchase interest rate futures contracts when it is expected that interest rates may decline. The purchase of futures contracts for this purpose constitutes a hedge against increases in the price of debt securities (caused by declining interest rates) which the Healthcare Trust intends to acquire. Since fluctuations in the value of appropriately selected futures contracts should approximate that of the debt securities that will be purchased, the Healthcare Trust can take advantage of the anticipated rise in the cost of the debt securities without actually buying them. Subsequently, the Healthcare Trust can make its intended purchase of the debt securities in the cash market and concurrently liquidate its futures position. To the extent the Healthcare Trust enters into futures contracts for this purpose, it will maintain, in a segregated asset account with the custodian of the Fund, assets sufficient to cover the obligations of the Fund with respect to such futures contracts, which will consist of cash or other liquid securities from its portfolio in an amount equal to the difference between the fluctuating market value of such futures contracts and the aggregate value of the initial margin deposited by the Fund with its custodian with respect to such futures contracts.

     The purchase of a call option on a futures contract is similar in some respects to the purchase of a call option on an individual security. Depending on the pricing of the option compared to either the price of the futures contract upon which it is based or the price of the underlying debt securities, it may or may not be less risky than ownership of the futures contract or underlying debt securities. As with the purchase of futures contracts, when the Healthcare Trust is not fully invested it may purchase a call option on a futures contract to hedge against a market advance due to declining interest rates.
     The purchase of a put option on a futures contract is similar to the purchase of protective put options on portfolio securities. The Healthcare Trust will purchase a put option on a futures contract to hedge its portfolio against the risk of rising interest rates and consequent reduction in the value of portfolio securities.
     The writing of a call option on a futures contract constitutes a partial hedge against declining prices of the securities that are deliverable upon exercise of the futures contract. If the futures price at expiration of the option is below the exercise price, the Healthcare Trust will retain the full amount of the option premium, which provides a partial hedge against any decline that may have occurred in its portfolio holdings. The writing of a put option on a futures contract constitutes a partial hedge against increasing prices of the securities that are deliverable upon exercise of the futures contract. If the futures price at expiration of the option is higher than the exercise price, the Healthcare Trust will retain the full amount of the option premium, which provides a partial hedge against any increase in the price of debt securities that it intends to purchase. If a put or call option the Healthcare Trust has written is exercised, the Fund may incur a loss which will be reduced by the amount of the premium it received. Depending on the degree of correlation between changes in the value of its portfolio securities and changes in the value of its futures positions, losses of the Healthcare Trust from options on futures it has written may to some extent be reduced or increased by changes in the value of its portfolio securities.
     Currency Futures and Options Thereon. Generally, foreign currency futures contracts and options thereon are similar to the interest rate futures contracts and options thereon discussed previously. By entering into currency futures and options thereon, the Healthcare Trust will seek to establish the rate at which it will be entitled to exchange U.S. dollars for another currency at a future time. By selling currency futures, the Healthcare Trust will seek to establish the number of dollars it will receive at delivery for a certain amount of a foreign currency. In this way, whenever the Healthcare Trust anticipates a decline in the value of a foreign currency against the U.S. dollar, the Fund can attempt to “lock in” the U.S. dollar value of some or all of the securities held in its portfolio that are denominated in that currency. By purchasing currency futures, the Healthcare Trust can establish the number of dollars it will be required to pay for a specified amount of a foreign currency in a future month. Thus, if the Healthcare Trust intends to buy securities in the future and expects the U.S. dollar to decline against the relevant foreign currency during the period before the purchase is effected, the Healthcare Trust can attempt to “lock in” the price in U.S. dollars of the securities it intends to acquire.
     The purchase of options on currency futures will allow the Healthcare Trust, for the price of the premium and related transaction costs it must pay for the option, to decide whether or not to buy (in the case of a call option) or to sell (in the case of a put option) a futures contract at a specified price at any time during the period before the option expires. If the Investment Adviser, in purchasing an option, has been correct in its judgment concerning the direction in which the price of a foreign currency would move as against the U.S. dollar, the Healthcare Trust may exercise the option and thereby take a futures position to hedge against the risk it had correctly anticipated or close out the option position at a gain that will offset, to some extent, currency exchange losses otherwise suffered by the Fund. If exchange rates move in a way the Healthcare Trust did not anticipate, however, the Fund will have incurred the expense of the option without obtaining the expected benefit; any such movement in exchange rates may also thereby reduce, rather than enhance, the Fund’s profits on its underlying securities transactions.

     Securities Index Futures Contracts and Options Thereon. Purchases or sales of securities index futures contracts are used for hedging purposes to attempt to protect the Healthcare Trust’s current or intended investments from broad fluctuations in stock or bond prices. For example, the Healthcare Trust may sell securities index futures contracts in anticipation of or during a market decline to attempt to offset the decrease in market value of its securities portfolio that might otherwise result. If such decline occurs, the loss in value of portfolio securities may be offset, in whole or part, by gains on the futures position. When the Healthcare Trust is not fully invested in the securities market and anticipates a significant market advance, it may purchase securities index futures contracts in order to gain rapid market exposure that may, in part or entirely, offset increases in the cost of securities that it intends to purchase. As such purchases are made, the corresponding positions in securities index futures contracts will be closed out. The Healthcare Trust may write put and call options on securities index futures contracts for hedging purposes.
     Limitations on the Purchase and Sale of Futures Contracts and Options on Futures Contracts. The Investment Adviser has claimed an exclusion from the definition of the term “commodity pool operator” under the Commodity Exchange Act and therefore is not subject to registration under the Commodity Exchange Act. Accordingly, the Healthcare Trust’s investments in derivative instruments described in this registration statement are not limited by or subject to regulation under the Commodity Exchange Act or otherwise regulated by the Commodity Futures Trading Commission. Nevertheless, investment restrictions of the Healthcare Trust place certain limitations and prohibitions on the Fund’s ability to purchase or sell commodities or commodity contracts. Under these restrictions, the Healthcare Trust may not enter into futures contracts or options on futures contracts unless (i) the aggregate initial margins and premiums do not exceed 5% of the fair market value of the Fund’s total assets and (ii) the aggregate market value of outstanding futures contracts of the Fund and the market value of the currencies and futures contracts subject to outstanding options written by the Fund, as the case may be, do not exceed 50% of the market value of the Fund’s total assets. In addition, investment in futures contracts and related options generally will be limited by the rating agency guidelines applicable to any outstanding preferred shares.
     Forward Currency Exchange Contracts. The Healthcare Trust may engage in currency transactions other than on futures exchanges to protect against future changes in the level of future currency exchange rates. The Healthcare Trust will conduct such currency exchange transactions either on a spot, i.e., cash, basis at the rate then prevailing in the currency exchange market or on a forward basis, by entering into forward contracts to purchase or sell currency. A forward contract on foreign currency involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days agreed upon by the parties from the date of the contract, at a price set on the date of the contract. Dealing in forward currency exchange by the Healthcare Trust will be limited to hedging involving either specific transactions or portfolio positions. Transaction hedging is the purchase or sale of forward currency with respect to specific receivables or payables of the Healthcare Trust generally arising in connection with the purchase or sale of its portfolio securities and accruals of interest receivable and fund expenses. Position hedging is the forward sale of currency with respect to portfolio security positions denominated or quoted in that currency or in a currency bearing a high degree of positive correlation to the value of that currency.
     The Healthcare Trust may not position hedge with respect to a particular currency for an amount greater than the aggregate market value (determined at the time of making any sale of forward currency) of the securities held in its portfolio denominated or quoted in, or currently convertible into, such currency. If the Healthcare Trust enters into a position hedging transaction, the Fund’s custodian or subcustodian will place cash or other liquid securities in a segregated account of the Fund in an amount equal to the value of the Fund’s total assets committed to the consummation of the given forward contract. If the value of the securities placed in the segregated account declines, additional cash or securities will be placed in the account so that the value of the account will, at all times, equal the amount of the Healthcare Trust’s commitment with respect to the forward contract.
     At or before the maturity of a forward sale contract, the Healthcare Trust may either sell a portfolio security and make delivery of the currency, or retain the security and offset its contractual obligations to deliver the currency by purchasing a second contract pursuant to which the Fund will obtain, on the same maturity date, the same amount of the currency which it is obligated to deliver. If the Healthcare Trust retains the portfolio security and engages in an offsetting transaction, the Fund, at the time of execution of the offsetting transaction, will incur a gain or a loss to the extent that movement has occurred in forward contract prices. Should forward prices decline during the period between entering into a forward contract by the Healthcare Trust for the sale of a currency and the date it enters into an offsetting contract for the purchase of the currency, the Fund will realize a gain to the extent the price of the currency it has agreed to purchase is less than the price of the currency it has agreed to sell. Should forward prices increase, the Healthcare Trust will suffer a loss to the extent the price of the currency it has agreed to purchase exceeds the price of the currency it has agreed to sell. Closing out forward purchase contracts involves similar offsetting transactions.
     The cost to the Healthcare Trust of engaging in currency transactions varies with factors such as the currency involved, the length of the contract period and the market conditions then prevailing. Because forward transactions in currency exchange are usually conducted on a principal basis, no fees or commissions are involved. The use of foreign currency contracts does not eliminate fluctuations in the underlying prices of the securities, but it does establish a rate of exchange that can be achieved in the future. In addition, although forward currency contracts limit the risk of loss due to a decline in the value of the hedged currency, they also limit any potential gain that might result if the value of the currency increases.
     If a decline in any currency is generally anticipated by the Investment Adviser, the Healthcare Trust may not be able to contract to sell the currency at a price above the level to which the currency is anticipated to decline.
     Special Risk Considerations Relating to Futures and Options Thereon. The ability to establish and close out positions in futures contracts and options thereon by the Healthcare Trust will be subject to the development and maintenance of liquid markets. Although the Healthcare Trust generally will purchase or sell only those futures contracts and options thereon for which there appears to be a liquid market, there is no assurance that a liquid market on an exchange will exist for any particular futures contract or option thereon at any particular time.
     In the event no liquid market exists for a particular futures contract or option thereon in which the Healthcare Trust maintains a position, it will not be possible to effect a closing transaction in that contract or to do so at a satisfactory price and the Fund would have to either make or take delivery under the futures contract or, in the case of a written option, wait to sell the underlying securities until the option expires or is exercised or, in the case of a purchased option, exercise the option. In the case of a futures contract or an option thereon which the Healthcare Trust has written and which the Fund is unable to close, the Fund would be required to maintain margin deposits on the futures contract or option thereon and to make variation margin payments until the contract is closed.
     Successful use of futures contracts and options thereon and forward contracts by the Healthcare Trust is subject to the ability of the Investment Adviser to predict correctly movements in the direction of interest and foreign currency rates. If the Investment Adviser’s expectations are not met, the Healthcare Trust will be in a worse position than if a hedging strategy had not been pursued. For example, if the Healthcare Trust has hedged against the possibility of an increase in interest rates that would adversely affect the price of securities in its portfolio and the price of such securities increases instead, the Fund will lose part or all of the benefit of the increased value of its securities because it will have offsetting losses in its futures positions. In addition, in such situations, if the Healthcare Trust has insufficient cash to meet daily variation margin requirements, it may have to sell securities to meet the requirements. These sales may be, but will not necessarily be, at increased prices that reflect the rising market. The Healthcare Trust may have to sell securities at a time when it is disadvantageous to do so.
     Additional Risks of Foreign Options, Futures Contracts, Options on Futures Contracts and Forward Contracts. Options, futures contracts and options thereon and forward contracts on securities and currencies may be traded on foreign exchanges. Such transactions may not be regulated as effectively as similar transactions in the U.S., may not involve a clearing mechanism and related guarantees, and are subject to the risk of governmental actions affecting trading in, or the prices of, foreign securities. The value of such positions also could be adversely affected by (i) other complex foreign political, legal and economic factors, (ii) lesser availability than in the U.S. of data on which to make trading decisions, (iii) delays in the ability of the Healthcare Trust to act upon economic events occurring in the foreign markets during non-business hours in the U.S., (iv) the imposition of different exercise and settlement terms and procedures and margin requirements than in the U.S. and (v) lesser trading volume.
     Exchanges on which options, futures and options on futures are traded may impose limits on the positions that the Healthcare Trust may take in certain circumstances.
     Risks of Currency Transactions. Currency transactions are also subject to risks different from those of other portfolio transactions. Because currency control is of great importance to the issuing governments and influences economic planning and policy, purchases and sales of currency and related instruments can be adversely affected by government exchange controls, limitations or restrictions on repatriation of currency, and manipulation, or exchange restrictions imposed by governments. These forms of governmental action can result in losses to the Healthcare Trust if it is unable to deliver or receive currency or monies in settlement of obligations and could also cause hedges it has entered into to be rendered useless, resulting in full currency exposure as well as incurring transaction costs.
     When Issued, Delayed Delivery Securities and Forward Commitments. The Healthcare Trust may enter into forward commitments for the purchase or sale of securities, including on a “when issued” or “delayed delivery” basis, in excess of customary settlement periods for the type of security involved. In some cases, a forward commitment may be conditioned upon the occurrence of a subsequent event, such as approval and consummation of a merger, corporate reorganization or debt restructuring, i.e., a when, as and if issued security. When such transactions are negotiated, the price is fixed at the time of the commitment, with payment and delivery taking place in the future, generally a month or more after the date of the commitment. While the Healthcare Trust will enter into a forward commitment with the intention of actually acquiring the security, the Fund may sell the security before the settlement date if it is deemed advisable.
     Securities purchased under a forward commitment are subject to market fluctuation, and no interest (or dividends) accrues to the Healthcare Trust prior to the settlement date. The Healthcare Trust will segregate with its custodian cash or liquid securities in an aggregate amount at least equal to the amount of its outstanding forward commitments.
     Swaps. The Healthcare Trust may enter into total rate of return, credit default or other types of swaps and related derivatives for various purposes, including to gain economic exposure to an asset or group of assets that may be difficult or impractical to acquire or for hedging and risk management. These transactions generally provide for the transfer from one counterparty to another of certain risks inherent in the ownership of a financial asset such as a common stock or debt instrument. Such risks include, among other things, the risk of default and insolvency of the obligor of such asset, the risk that the credit of the obligor or the underlying collateral will decline or the risk that the common stock of the underlying collateral will decline or the risk that the common stock of the underlying issuer will decline in value. The transfer of risk pursuant to a derivative of this type may be complete or partial, and may be for the life of the related asset or for a shorter period. These derivatives may be used as a risk management tool for a pool of financial assets, providing the Healthcare Trust with the opportunity to gain or reduce exposure to one or more reference securities or other financial assets (each, a “Reference Asset”) without actually owning or selling such assets in order, for example, to increase or reduce a concentration risk or to diversify a portfolio. Conversely, these derivatives may be used by the Healthcare Trust to reduce exposure to an owned asset without selling it.
     Because the Healthcare Trust would not own the Reference Assets, the Fund may not have any voting rights with respect to the Reference Assets, and in such cases all decisions related to the obligors or issuers of the Reference Assets, including whether to exercise certain remedies, will be controlled by the swap counterparties.
     Total rate of return swaps and similar derivatives are subject to many risks, including the possibility that the market will move in a manner or direction that would have resulted in gain for the Healthcare Trust had the swap or other derivative not been utilized (in which case it would have been better had the Fund not engaged in the transactions), nearly unlimited exposure to changes in the value of the Reference Assets, total loss to the Fund of the entire notional amount of the swap, the risk of imperfect correlation between the risk sought to be hedged and the derivative transactions utilized, the possible inability of the counterparty to fulfill its obligations under the swap and potential illiquidity of the instrument utilized, which may make it difficult for the Fund to close out or unwind one or more transactions.
     Total rate of return swaps and related derivatives are a relatively recent development in the financial markets. Consequently, there are certain legal, tax and market uncertainties that present risks in entering into such an arrangement. There is currently little or no case law or litigation characterizing total rate of return swaps or related derivatives, interpreting their provisions, or characterizing their tax treatment. In addition, additional regulations and laws may apply to these types of derivatives that have not previously been applied. There can be no assurance that future decisions constructing similar provisions to those in any swap agreement or other related documents or additional regulations and laws will not have an adverse effect on the Fund that utilizes these instruments. The Healthcare Trust will monitor these risks and seek to utilize these instruments in a manner that does not lead to undue risk regarding the tax or other structural elements of the Fund. The Healthcare Trust will not invest in these types of instruments if the Reference Assets are commodities except for bona fide hedging or risk management purposes.
     Restricted and Illiquid Securities. The Healthcare Trust may invest without limit in illiquid securities. Illiquid securities include securities the disposition of which is subject to substantial legal or contractual restrictions. The sale of illiquid securities often requires more time and results in higher brokerage charges or dealer discounts and other selling expenses than does the sale of securities eligible for trading on national securities exchanges or in the over-the-counter markets. Restricted securities may sell at a price lower than similar securities that are not subject to restrictions on resale. Unseasoned issuers are companies (including predecessors) that have operated less than three years. The continued liquidity of such securities may not be as well assured as that of publicly traded securities, and accordingly the Board will monitor their liquidity. The Board will review pertinent factors such as trading activity, reliability of price information and trading patterns of comparable securities in determining whether to treat any such security as liquid. To the extent the Board treats such securities as liquid, temporary impairments to trading patterns of such securities may adversely affect the liquidity of the Healthcare Trust.
     The Board has adopted guidelines and delegated to the Investment Adviser, subject to the supervision of the Board, the function of determining and monitoring the liquidity of particular Rule 144A securities under the Securities Act of 1933 Act, as amended (the “1933 Act”).
     Investment Restrictions
     The Healthcare Trust operates under the following restrictions that constitute fundamental policies under the 1940 Act and that, except as otherwise noted, cannot be changed without the affirmative vote of a majority, as defined in the 1940 Act, of the outstanding voting securities (voting together as a single class) of the Healthcare Trust.
     1. The Healthcare Trust may not invest 25% or more of its total assets, taken at market value at the time of each investment, in the securities of issuers in any particular industry except that the Fund will invest 25% or more of its total assets in the healthcare and wellness industries. This restriction does not apply to investments in direct obligations of the United States or its agencies or instrumentalities that are entitled to the full faith and credit of the United States and that, other than United States Treasury Bills, provide for the periodic payment of interest and the full payment of principal at maturity or call for redemption (“U.S. Government Obligations”).
     2. The Healthcare Trust may not purchase or sell commodities or commodity contracts except that the Fund may purchase or sell futures contracts and related options thereon if immediately thereafter (i) no more than 5% of its total assets are invested in initial margins and premiums and (ii) the aggregate market value of its outstanding futures contracts and market value of the currencies and futures contracts subject to outstanding options written by the Fund do not exceed 50% of the market value of its total assets. The Healthcare Trust may not purchase or sell real estate, provided that the Healthcare Trust may invest in securities secured by real estate or interests therein or issued by companies that invest in real estate or interests therein.
     3. The Healthcare Trust may not make loans of money, except by the purchase of a portion of privately or publicly distributed debt obligations, and enter into repurchase agreements with respect to those obligations, consistent with its investment objectives and policies. The Healthcare Trust reserves the authority to make loans of its portfolio securities to financial intermediaries in an aggregate amount not exceeding 20% of its total assets. Any such loans may only be made upon approval of, and subject to any conditions imposed by, the Board. Because these loans would at all times be fully collateralized, the risk of loss in the event of default of the borrower should be slight.
     4. The Healthcare Trust may borrow money to the extent permitted by applicable law and may pledge assets to secure such borrowings or other issuances of senior securities. The 1940 Act currently requires that the Healthcare Trust have 300% asset coverage with respect to all borrowings other than temporary borrowings of up to 5% of the value of its total assets.
     5. The Healthcare Trust may not issue senior securities, except to the extent permitted by applicable law.
     6. The Healthcare Trust may not underwrite securities of other issuers except insofar as the Fund may be deemed an underwriter under the 1933 Act in selling portfolio securities; provided, however, this restriction shall not apply to securities of any investment company organized by the Fund that are to be distributed pro rata as a dividend to its shareholders.

Item 18. Management.
Information About Trustees and Officers
     The business and affairs of the Healthcare Trust are managed under the direction of the Board, and the day-to-day operations of the Healthcare Trust are conducted through or under the direction of its officers.
     The names and business address of the Trustees and principal officers of the Healthcare Trust are set forth in the following table, together with their positions and their principal occupations during the past five years, and, in the case of Trustees, their positions with certain other organizations and companies. Trustees who are “interested persons” of the Healthcare Trust, as defined by the 1940 Act, are listed under the caption “Interested Trustees.”

				Number of
		Principal		Portfolios in
Name, Position(s),	Term of Office	Occupation(s)		Complex
Business Address(1) and	and Length of	During the Past Five	Other Directorships	Overseen by
Age	Time Served(2)	Years	Held by Trustee	Trustee
Interested Trustee:(3)

Mario J. Gabelli Trustee and Chief Investment Officer Age: 64	Since 2007	Chairman and Chief Executive Officer of GAMCO Investors, Inc.; Chief Investment Officer – Value Portfolios of Gabelli Funds, LLC and GAMCO Asset Management Inc.; Chief Executive Officer of GGCP, Inc.	Director of Morgan Group Holdings, Inc. (holding company); Chairman of the Board of Lynch Interactive Corporation (multimedia and communication services)	25

Independent Trustees:

Thomas E. Bratter Trustee Age: 67	Since 2007	Director, President and Founder of The John Dewey Academy (residential college preparatory therapeutic high school).	None	4

Anthony J. Colavita Trustee Age: 71	Since 2007	Partner in the law firm of Anthony J. Colavita, P.C.	None	35

James P. Conn Trustee Age: 69	Since 2007	Former Managing Director and Chief Investment Officer of Financial Security Assurance Holdings Ltd. (insurance holding company) (1992-1998).	Director of First Republic Bank (banking)	16

				Number of
		Principal		Portfolios in
Name, Position(s),	Term of Office	Occupation(s)		Complex
Business Address(1) and	and Length of	During the Past Five	Other Directorships	Overseen by
Age	Time Served(2)	Years	Held by Trustee	Trustee
Vincent D. Enright Trustee Age: 63	Since 2007	Former Senior Vice President and Chief Financial Officer of KeySpan Energy Corp. (utility holding company) (1994-1998).	None	14

Robert C. Kolodny Trustee Age: 62	Since 2007	Physician, author and lecturer (self-employed); General Partner of KBS Partnership, KBS II Investment Partnership, KBS III Investment Partnership, KBS IV Limited Partnership, KBS New Dimensions, L.P., KBS Global Opportunities, L.P. and KBS VII Limited Partnership (private investment partnerships); Medical Director and Chairman of the Board of the Behavioral Medicine Institute.	None	2

Anthonie C. van Ekris Trustee Age: 72	Since 2007	Chairman of BALMAC International, Inc. (commodities and futures trading).	None	18

Salvatore J. Zizza Trustee Age: 61	Since 2007	Chairman of Zizza & Co., Ltd. (consulting).	Director of Hollis-Eden Pharmaceuticals (biotechnology) and Earl Scheib, Inc. (automotive services)	26
Officers:

Name, Position(s), Address(1) and	Term of Office and Length of	Principal Occupation(s) During the Past
Age	Time Served	Five Years
Carter W. Austin Vice President Age: 40	Since 2007	Vice President of The Gabelli Equity Trust, Inc. since 2000, The Gabelli Dividend & Income Trust since 2003, The Gabelli Global Gold, Natural Resources & Income Trust since 2005, The Gabelli Global Deal Fund since 2006, and the Healthcare Trust since 2007; Vice President of Gabelli Funds, LLC since 1996.

Name, Position(s), Address(1) and	Term of Office and Length of	Principal Occupation(s) During the Past
Age	Time Served	Five Years
Peter D. Goldstein Chief Compliance Officer Age: 53	Since 2007	Director of Regulatory Affairs for GAMCO Investors, Inc. since 2004; Chief Compliance Officer of all registered investment companies in the Gabelli Funds complex; Vice President of Goldman Sachs Asset Management from 2000-2004.

James E. McKee Secretary Age: 43	Since 2007	Vice President, General Counsel and Secretary of GAMCO Investors, Inc. since 1999 and GAMCO Asset Management Inc. since 1993; Secretary of all registered investment companies advised by Gabelli Advisers, Inc. and Gabelli Funds, LLC.

Agnes Mullady President and Treasurer Age: 48	Since 2007	President and Chief Operating Officer of Closed-End Funds for Gabelli Funds, LLC since April 2007; Officer of all registered investment companies in the Gabelli Funds complex; Senior Vice President of U.S. Trust Company, N.A. and Treasurer and Chief Financial Officer of Excelsior Funds from 2004-2005; Chief Financial Officer of AMIC Distribution Partners from 2002-2004; Controller of Reserve Management, Inc. and Reserve Partners, Inc. and Treasurer of Reserve Funds from 2000-2002.

David I. Schachter Vice President Age: 53	Since 2007	Vice President of The Gabelli Utility Trust since 1999, The Gabelli Global Utility & Income Trust since 2004, The Gabelli Global Deal Fund since 2006, and the Healthcare Trust since 2007; Vice President of Gabelli & Company, Inc. since 1999.

Adam E. Tokar Assistant Vice President & Ombudsman Age: 27	Since 2007	Assistant Vice President of the Healthcare Trust since 2007; Portfolio Administrator for GAMCO Asset Management Inc. since 2003; Student at Gettysburg College prior to 2003.

(1)	Address: One Corporate Center, Rye, NY 10580-1422, unless otherwise noted.

(2)	The Board of Trustees of the Healthcare Trust is divided into three classes, each class having a term of three years. Each year the term of office of one class expires and the successor or successors elected to such class serve for a three-year term. However, to ensure that the term of a class of the Healthcare Trust’s Trustees expires each year, one class of the Healthcare Trust’s Trustees will serve an initial one-year term and three-year terms thereafter and another class of its Trustees will serve an initial two-year term and three-year terms thereafter.

The terms of Messrs. Gabelli, Enright and van Ekris as Trustees of the Healthcare Trust continue until 2008 or until their successors are duly elected and qualified. The terms of Messrs. Colavita, Kolodny and Zizza as Trustees of the Healthcare Trust continue until 2009 or until their successors are duly elected and qualified. The terms of Messrs. Bratter and Conn as Trustees of the Healthcare Trust continue until 2010 or until their successors are duly elected and qualified.

(3)	“Interested person” of the Healthcare Trust as defined in the 1940 Act. Mr. Gabelli is considered an “interested person” of the Healthcare Trust because of his affiliation with the Investment Adviser and Gabelli & Company, which may execute portfolio transactions for the Healthcare Trust.

Audit Committee
          The Audit Committee is composed of three of the independent (as such term is defined by the NYSE’s listing standards (the “NYSE Listing Standards”) Trustees of the Healthcare Trust, namely, Messrs. Colavita, Enright and Zizza. Each Audit Committee member has been determined by the Board to be financially literate. The role of the Healthcare Trust’s Audit Committee is to assist the Board in its oversight of (i) the quality and integrity of the Fund’s financial statement reporting process and the independent audit and reviews thereof; (ii) the Fund’s accounting and financial reporting policies and practices, its internal controls and, as appropriate, the internal controls of certain of its service providers; (iii) the Fund’s compliance with legal and regulatory requirements; and (iv) the independent registered public accounting firm’s qualifications, independence and performance. The Audit Committee also is required to prepare an audit committee report pursuant to the rules of the Commission for inclusion in the Healthcare Trust’s annual proxy statement. The Audit Committee operates pursuant to the Audit Committee Charter (the “Audit Charter”) that was reviewed and approved by the Board on February 22, 2007.
          Pursuant to the Audit Charter, the Audit Committee is responsible for conferring with the independent registered public accounting firm for the Healthcare Trust, reviewing annual financial statements, approving the selection of the Fund’s independent registered public accounting firm and overseeing the Fund’s internal controls. The Audit Charter also contains provisions relating to the pre-approval by the Audit Committee of certain non-audit services to be provided by the independent registered public accounting firm to the Healthcare Trust and to the Investment Adviser and certain of its affiliates. The Audit Committee advises the full Board with respect to accounting, auditing and financial matters affecting the Healthcare Trust. As set forth in the Audit Charter, management is responsible for maintaining appropriate systems for accounting and internal control, and the Fund’s independent registered public accounting firm is responsible for planning and carrying out proper audits and reviews. The independent registered public accounting firm is ultimately accountable to the Board and to the Audit Committee, as representatives of shareholders. The independent registered public accounting firm for the Healthcare Trust reports directly to the Audit Committee.
Nominating Committee
          The Board has a Nominating Committee composed of three of the independent (as such term is defined by the NYSE Listing Standards) Trustees, namely, Messrs. Colavita, Enright and Zizza. The Nominating Committee is responsible for identifying and recommending to the Board individuals believed to be qualified to become Board members in the event that a position is vacated or created. The Nominating Committee will consider Trustee candidates recommended by shareholders. In considering candidates submitted by shareholders, the Nominating Committee will take into consideration the needs of the Board, the qualifications of the candidate and the interests of shareholders. The Nominating Committee may also take into consideration the number of shares held by the recommending shareholder and the length of time that such shares have been held. To recommend a candidate for consideration by the Nominating Committee, a shareholder must submit the recommendation in writing and must include the following information:
•	The name of the shareholder and evidence of the shareholder’s ownership of shares of the Healthcare Trust, including the number of shares owned and the length of time of ownership;

•	The name of the candidate, the candidate’s resume or a listing of his or her qualifications to be a Trustee and the person’s consent to be named as a Trustee if selected by the Nominating Committee and nominated by the Board; and

•	If requested by the Nominating Committee, a completed and signed Trustees’ questionnaire.
          The shareholder recommendation and information described above must be sent to James E. McKee, the Healthcare Trust’s Secretary, c/o Gabelli Funds, LLC, at One Corporate Center, Rye, NY 10580-1422, and must be received by the Secretary no less than 120 days prior to the anniversary date of the Healthcare Trust’s most recent annual meeting of shareholders or, if the meeting has moved by more than 30 days, a reasonable amount of time before the meeting.
          The Nominating Committee believes that the minimum qualifications for serving as a Trustee are that the individual demonstrate, by significant accomplishment in his or her field, an ability to make a meaningful contribution to the Board’s oversight of the business and affairs of the Fund and have an impeccable record and reputation for honest and ethical conduct in both his or her professional and personal activities. In addition, the Nominating Committee examines a candidate’s specific experiences and skills, time availability in light of other commitments, potential conflicts of interest and independence from management and the Healthcare Trust. The Nominating Committee also seeks to have the Board represent a diversity of backgrounds and experience.
          The Healthcare Trust’s Nominating Committee adopted a charter on February 22, 2007. The charter can be found on the Healthcare Trust’s website at www.gabelli.com.
Proxy Voting Committee
          The Healthcare Trust has a Proxy Voting Committee, which, if so determined by the Board, is authorized to exercise voting power and/or dispositive power over specific securities held in the Healthcare Trust’s portfolio for such period as the Board may determine. The Trustees serving on the Proxy Voting Committee are Messrs. Conn, Enright and Kolodny.
Remuneration Of Trustees And Officers
          The Healthcare Trust pays each Trustee who is not affiliated with the Investment Adviser or its affiliates a fee of $3,000 per year plus $1,000 per meeting attended in person, $500 per Committee meeting attending in person, and $500 per telephonic meeting, together with the Trustee’s actual out-of-pocket expenses relating to his attendance at such meetings. In addition, the Audit Committee Chairman and the Nominating Committee Chairman each receive an annual fee of $3,000.
Proxy Voting Procedures
          The Healthcare Trust has adopted the proxy voting procedures of the Investment Adviser and has directed the Investment Adviser to vote all proxies relating to the Healthcare Trust’s voting securities in accordance with such procedures. The proxy voting procedures are attached in the Appendix to the registration statement. They are also on file with the Commission and can be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operations of the Public Reference Room may be obtained by calling the Commission at 202-551-8090. The proxy voting procedures are also available on the EDGAR database on the Commission’s Internet web site at http://www.sec.gov. Copies of the proxy voting procedures may also be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the Commission’s Public Reference Room, Washington, D.C. 20549-0102.

Code of Ethics
          The Healthcare Trust and the Investment Adviser have adopted a code of ethics (the “Code of Ethics”) under Rule 17j-1 under the 1940 Act. The Code of Ethics permits personnel, subject to the Code of Ethics and its restrictive provisions, to invest in securities, including securities that may be purchased or held by a fund. The Code of Ethics of the Healthcare Trust can be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operations of the Public Reference Room may be obtained by calling the Commission at 202-551-8090. The Code of Ethics is also available on the EDGAR database on the Commission’s Internet web site at http://www.sec.gov. Copies of the Code of Ethics may also be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the Commission’s Public Reference Room, Washington, D.C. 20549-0102.
Item 19. Control Persons and Principal Holders of Securities
          One (1) share of the Registrant’s common shares, par value $0.001, is presently issued and outstanding and is owned, beneficially and of record, by the Equity Trust. This share was issued on April 12, 2007 in respect of the Equity Trust’s contribution to the Registrant of the $8 of initial capital needed to satisfy the requirements of Section 14(a) of the 1940 Act.
          The Equity Trust commenced investment operations in August 21, 1986 and is registered under the 1940 Act as a non-diversified, closed-end management investment company. The address of the Equity Trust is One Corporate Center, Rye, New York 10580-1422. The Investment Adviser also serves as the investment adviser to the Equity Trust.
          The Board of Directors of the Equity Trust have approved, subject to shareholder approval, the contribution of a segment of the Equity Trust’s assets having a value of approximately $70 million of the Equity Trust’s net assets to the Registrant, in exchange for additional common shares of the Registrant. It is anticipated that the contributed assets will consist largely or exclusively of cash and short-term fixed income instruments. All the common shares of the Registrant will then be distributed by the Equity Trust to its common shareholders at a rate of one (1) common share of Registrant for every twenty (20) common shares held of the Equity Trust.
Item 20. Investment Advisory and Other Services
          Under the terms of the Advisory Agreement, the Investment Adviser manages the portfolio of the Healthcare Trust in accordance with its stated investment objective and policies, makes investment decisions for the Fund, places orders to purchase and sell securities on behalf of the Fund and manages its other business and affairs, all subject to the supervision and direction of the Fund’s Board. In addition, under the Advisory Agreement, the Investment Adviser oversees the administration of all aspects of the Healthcare Trust’s business and affairs and provides, or arranges for others to provide, at the Investment Adviser’s expense, certain enumerated services, including maintaining the Fund’s books and records, preparing reports to the Fund’s shareholders and supervising the calculation of the net asset value of its shares. Expenses of computing the net asset value of the Healthcare Trust, including any equipment or services obtained solely for the purpose of pricing shares or valuing its investment portfolio, underwriting compensation and reimbursements in connection with sales of its securities, the costs of utilizing a third party to monitor and collect class action settlements on behalf of the Fund, compensation to an administrator for certain SEC filings on behalf of the Fund, the fees and expenses of Trustees who are not officers or employees of the Investment Adviser of its affiliates, compensation and other expenses of employees of the Fund as approved by the Trustees, the pro rata costs of the Fund’s chief compliance officer, charges of the custodian, any sub-custodian and transfer agent and dividend paying agent, expenses in connection with the Plan, accounting and pricing costs, membership fees in trade associations, expenses for legal and independent accountants’ services, costs of printing proxies, share certificates and shareholder reports, fidelity bond coverage for fund officers and employees, Trustee and officers’ errors and omissions insurance coverage, and stock exchange listing fees will be an expense of the Fund unless the Investment Adviser voluntarily assumes responsibility for such expenses.
          The Advisory Agreement combines investment advisory and certain administrative responsibilities in one agreement. For services rendered by the Investment Adviser on behalf of the Healthcare Trust under the Fund’s Advisory Agreement, the Healthcare Trust pays the Investment Adviser a fee computed weekly and paid monthly at the annual rate of 1.00% of the average weekly net assets of the Fund. The Fund’s average weekly net assets will be deemed to be the average weekly value of the Fund’s total assets minus the sum of the Fund’s liabilities (such liabilities exclude the aggregate liquidation preference of outstanding preferred shares and accumulated dividends, if any, on those shares). For purposes of the calculation of the fees payable to the Investment Adviser by the Healthcare Trust, average weekly net assets of the Fund are determined at the end of each month on the basis of its average net assets for each week during the month. The assets for each weekly period are determined by averaging the net assets at the end of a week with the net assets at the end of the prior week.
          The Advisory Agreement provides that in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations and duties thereunder, the Investment Adviser is not liable for any error of judgment or mistake of law or for any loss suffered by the Healthcare Trust. As part of the Advisory Agreement, the Healthcare Trust has agreed that the name “Gabelli” is the Investment Adviser’s property, and that in the event the Investment Adviser ceases to act as an investment adviser to the Fund, the Fund will change its name to one not including “Gabelli.”
          Pursuant to its terms, the Advisory Agreement will remain in effect until the second anniversary of shareholder approval of the Agreement, and from year to year thereafter if approved annually (i) by the Board or by the holders of a majority of its outstanding voting securities and (ii) by a majority of the Trustees who are not “interested persons” (as defined in the 1940 Act) of any party to the Advisory Agreement, by vote cast in person at a meeting called for the purpose of voting on such approval.
Custodian, Transfer Agent, Dividend Disbursing Agent and Registrar
          Mellon Trust of New England, N.A., located at 135 Santilli Highway, Everett, Massachusetts 02149, serves as the custodian of the Healthcare Trust’s assets pursuant to a custody agreement. Under the custody agreement, Mellon will hold the Healthcare Trust’s assets in compliance with the 1940 Act. For its custody services, Mellon will receive a monthly fee based upon the average weekly value of the total assets of the Healthcare Trust, plus certain charges for securities transactions.
          Rules adopted under the 1940 Act permit the Healthcare Trust to maintain its foreign securities in the custody of certain eligible foreign banks and securities depositories. Pursuant to those rules, any foreign securities in the portfolio of the Healthcare Trust may be held by subcustodians approved by the Trustees of the Healthcare Trust, as the case may be, in accordance with the regulations of the Commission. Selection of any such subcustodians will be made by the Trustees of the Healthcare Trust following a consideration of a number of factors, including but not limited to the reliability and financial stability of the institution, the ability of the institution to perform capably custodial services for the Healthcare Trust, the reputation of the institution in its national market, the political and economic stability of the country or countries in which the subcustodians are located, and risks of potential nationalization or expropriation of assets of the Healthcare Trust.
          Computershare Trust Company, N.A., located at 250 Royall Street, Canton, Massachusetts 02021, serves as the Healthcare Trust’s dividend disbursing agent, as agent under the Healthcare Trust’s Plan and as transfer agent and registrar with respect to the Healthcare Trust’s common shares.

Independent Registered Public Accounting Firm.
     PricewaterhouseCoopers LLP serves as the independent registered public accounting firm of the Healthcare Trust. PricewaterhouseCoopers LLP annually renders an opinion on the financial statements of the Healthcare Trust.
Item 21. Portfolio Manager
          Item 21.1. Other Accounts Managed
          The information below lists other accounts for which the Healthcare Trust’s portfolio manager was primarily responsible for the day-to-day management during the year ended December 31, 2006.

				Number of
				Accounts
				Managed with	Total Assets
Name of		Total Number		Advisory Fee	with Advisory
Portfolio	Types of	of Accounts		Based on	Fee Based on
Manager	Accounts	Managed	Total Assets	Performance	Performance
Mario J. Gabelli	Registered Investment Companies	20	$13.9 billion	5	$5.4 billion
	Other Pooled Investment Vehicles	17	$840 million	15	$560 million
	Other Accounts	1,818	$11.0 billion	6	$1.5 billion
Potential Conflicts of Interest
     Actual or apparent conflicts of interest may arise when the portfolio manager also has day-to-day management responsibilities with respect to one or more other accounts. These potential conflicts include:
     Allocation of Limited Time and Attention. Because the portfolio manager manages many accounts, he may not be able to formulate as complete a strategy or identify equally attractive investment opportunities for each of those accounts as if he were to devote substantially more attention to the management of only a few accounts.
     Allocation of Limited Investment Opportunities. If the portfolio manager identifies an investment opportunity that may be suitable for multiple accounts, the Healthcare Trust may not be able to take full advantage of that opportunity because the opportunity may need to be allocated among all or many of these accounts or other accounts primarily managed by other portfolio managers of the Investment Adviser and its affiliates.
     Pursuit of Differing Strategies. At times, the portfolio manager may determine that an investment opportunity may be appropriate for only some of the accounts for which he exercises investment responsibility, or may decide that certain of the accounts should take differing positions with respect to a particular security. In these cases, the portfolio manager may execute differing or opposite transactions for one or more accounts which may affect the market price of the security or the execution of the transactions, or both, to the detriment of one or more of his accounts.

     Selection of Broker/Dealers. A portfolio manager may be able to select or influence the selection of the brokers and dealers that are used to execute securities transactions for the funds or accounts that they supervise. In addition to providing execution of trades, some brokers and dealers provide the portfolio manager with brokerage and research services which may result in the payment of higher brokerage fees than might otherwise be available. These services may be more beneficial to certain funds or accounts of the Investment Adviser and its affiliates than to others. Although the payment of brokerage commissions is subject to the requirement that the Investment Adviser determines in good faith that the commissions are reasonable in relation to the value of the brokerage and research services provided to the Fund, the portfolio manager’s decision as to the selection of brokers and dealers could yield disproportionate costs and benefits among the funds or other accounts that the Investment Adviser and its affiliates manage. In addition, with respect to certain types of accounts (such as pooled investment vehicles and other accounts managed for organizations and individuals) the Investment Adviser may be limited by the client concerning the selection of brokers or may be instructed to direct trades to particular brokers. In these cases, the Investment Adviser or its affiliates may place separate, non-simultaneous transactions in the same security for the Healthcare Trust and another account that may temporarily affect the market price of the security or the execution of the transaction, or both, to the detriment of the Fund or the other account.
     Variation in Compensation. A conflict of interest may arise where the financial or other benefits available to the portfolio manager differ among the accounts that he manages. If the structure of the Investment Adviser’s management fee or the portfolio manager’s compensation differs among accounts (such as where certain accounts pay higher management fees or performance-based management fees), the portfolio manager may be motivated to favor certain accounts over others. The portfolio manager also may be motivated to favor accounts in which he has an investment interest, or in which the Investment Adviser or its affiliates have investment interests. In Mr. Gabelli’s case, the Investment Adviser’s compensation (and expenses) for the Healthcare Trust is marginally greater as a percentage of assets than for certain other accounts and is less than for certain other accounts managed by Mr. Gabelli, while his personal compensation structure varies with near-term performance to a greater degree in certain performance fee-based accounts than with non-performance-based accounts. In addition, he has investment interests in several of the funds managed by the Investment Adviser and its affiliates. The Investment Adviser and the Healthcare Trust have adopted compliance policies and procedures that are designed to address the various conflicts of interest that may arise for the Investment Adviser and its staff members. However, there is no guarantee that such policies and procedures will be able to detect and address every situation in which an actual or potential conflict may arise.
          Item 21.2. Compensation Structure.
     Mr. Gabelli receives incentive-based variable compensation based on a percentage of net revenues received by the Investment Adviser for managing the Healthcare Trust. Net revenues are determined by deducting from gross investment management fees the firm’s expenses (other than Mr. Gabelli’s compensation) allocable to the Healthcare Trust. Additionally, he receives similar incentive-based variable compensation for managing other accounts within the firm. This method of compensation is based on the premise that superior long-term performance in managing a portfolio should be rewarded with higher compensation as a result of growth of assets through appreciation and net investment activity. Five closed-end registered investment companies managed by Mr. Gabelli have arrangements whereby the Investment Adviser will only receive its investment advisory fee attributable to the liquidation value of outstanding preferred stock (and Mr. Gabelli would only receive his percentage of such advisory fee) if certain performance levels are met. Mr. Gabelli manages other accounts with performance fees. Compensation for managing these accounts has two components. One component of the fee is based on a percentage of net revenues received by the Investment Adviser for managing the account. The second component is based on absolute performance of the account, with respect to which a percentage of such performance fee is paid to Mr. Gabelli. As an executive officer of the Investment Adviser’s parent company, GAMCO Investors, Inc., Mr. Gabelli also receives ten percent of the net operating profits of the parent company. Mr. Gabelli receives no base salary, no annual bonus and no stock options.
     Item 21.3. Ownership of Securities
     As of the date of this registration statement, the portfolio manager of the Healthcare Trust does not own equity securities of the Healthcare Trust because the Healthcare Trust is a newly organized, closed-end investment company.
Item 22. Brokerage Allocation and Other Practices
     Subject to policies established by the Board, the Investment Adviser is responsible for placing purchase and sale orders and the allocation of brokerage on behalf of the Healthcare Trust. Transactions in equity securities are in most cases effected on U.S. stock exchanges and involve the payment of negotiated brokerage commissions. In general, there may be no stated commission in the case of securities traded in over-the-counter markets, but the prices of those securities may include undisclosed commissions or mark-ups. Principal transactions are not entered into with affiliates of the Healthcare Trust. However, Gabelli & Company may execute transactions in the over-the-counter markets on an agency basis and receive a stated commission therefrom. To the extent consistent with applicable provisions of the 1940 Act and the rules and exemptions adopted by the Commission thereunder, as well as other regulatory requirements, the Healthcare Trust’s Board has determined that portfolio transactions may be executed through Gabelli & Company and its broker-dealer affiliates if, in the judgment of the Investment Adviser, the use of those broker-dealers is likely to result in price and execution at least as favorable as those of other qualified broker-dealers and if, in particular transactions, those broker-dealers charge the Healthcare Trust a rate consistent with that charged to comparable unaffiliated customers in similar transactions. The Healthcare Trust has no obligations to deal with any broker or group of brokers in executing transactions in portfolio securities. In executing transactions, the Investment Adviser seeks to obtain the best price and execution for the Healthcare Trust, taking into account such factors as price, size of order, difficulty of execution and operational facilities of the firm involved and the firm’s risk in positioning a block of securities. While the Investment Adviser generally seeks reasonably competitive commission rates, the Healthcare Trust does not necessarily pay the lowest commission available.
     Subject to obtaining the best price and execution, brokers who provide supplemental research, market and statistical information or other services (e.g. wire services) to the Investment Adviser or its affiliates may receive orders for transactions by the Healthcare Trust. The term “research, market and statistical information” includes advice as to the value of securities, and advisability of investing in, purchasing or selling securities, and the availability of securities or purchasers or sellers of securities, and furnishing analyses and reports concerning issues, industries, securities, economic factors and trends, portfolio strategy and the performance of accounts. Information so received will be in addition to and not in lieu of the services required to be performed by the Investment Adviser under the Advisory Agreement and the expenses of the Investment Adviser will not necessarily be reduced as a result of the receipt of such supplemental information. Such information may be useful to the Investment Adviser and its affiliates in providing services to clients other than the Healthcare Trust, and not all such information is used by the Investment Adviser in connection with the Healthcare Trust. Conversely, such information provided to the Investment Adviser and its affiliates by brokers and dealers through whom other clients of the Investment Adviser and its affiliates effect securities transactions may be useful to the Investment Adviser in providing services to the Healthcare Trust.

     Although investment decisions for the Healthcare Trust are made independently from those of the other accounts managed by the Investment Adviser and its affiliates, investments of the kind made by the Fund may also be made by those other accounts. When the same securities are purchased for or sold by the Healthcare Trust and any of such other accounts, it is the policy of the Investment Adviser and its affiliates to allocate such purchases and sales in a manner deemed fair and equitable to all of the accounts, including the Healthcare Trust.
Item 23. Tax Status.
     The following discussion is a brief summary of certain U.S. federal income tax considerations affecting the Healthcare Trust and its shareholders. The discussion reflects applicable tax laws of the United States as of the date of this registration statement, which tax laws may be changed or subject to new interpretations by the courts or the IRS retroactively or prospectively. No attempt is made to present a detailed explanation of all U.S. federal, state, local and foreign tax concerns affecting the Healthcare Trust and its shareholders (including shareholders owning a large position in the Healthcare Trust), and the discussions set forth herein do not constitute tax advice. Investors are urged to consult their own tax advisers to determine the tax consequences to them of investing in the Healthcare Trust.
Taxation of the Fund
     The Healthcare Trust intends to elect to be treated and to qualify annually as a regulated investment company (“RIC”) under Subchapter M of the Code. Accordingly, the Healthcare Trust must, among other things, (i) derive in each taxable year at least 90% of its gross income from (a) dividends, interest (including tax-exempt interest), payments with respect to certain securities loans, and gains from the sale or other disposition of stock, securities or foreign currencies, or other income (including but not limited to gain from options, futures and forward contracts) derived with respect to its business of investing in such stock, securities or currencies and (b) net income derived from interests in certain publicly traded partnerships that are treated as partnerships for U.S. federal income tax purposes and that derive less than 90% of their gross income from the items described in (a) above (each a “Qualified Publicly Traded Partnership”); and (ii) diversify its holdings so that, at the end of each quarter of each taxable year (a) at least 50% of the value of its total assets is represented by cash and cash items, U.S. government securities, the securities of other regulated investment companies and other securities, with such other securities limited, in respect of any one issuer, to an amount not greater than 5% of the value of the Fund’s total assets and not more than 10% of the outstanding voting securities of such issuer and (b) not more than 25% of the value of the Fund’s total assets is invested in the securities of (I) any one issuer (other than U.S. government securities and the securities of other RICs), (II) any two or more issuers in which the Fund owns more than 20% or more of the voting securities and that are determined to be engaged in the same business or similar or related trades or businesses or (III) any one or more Qualified Publicly Traded Partnerships.
     The investments of the Healthcare Trust in partnerships, including Qualified Publicly Traded Partnerships, may result in the Healthcare Trust being subject to state, local, or foreign income, franchise or withholding tax liabilities.
     As a RIC, the Healthcare Trust generally is not subject to U.S. federal income tax on income and gains that it distributes each taxable year to shareholders, if it distributes at least 90% of the sum of the Fund’s (i) investment company taxable income (which includes, among other items, dividends, interest and the excess of any net short-term capital gain over net long-term capital loss and other taxable income, other than any net long-term capital gain, reduced by deductible expenses) determined without regard to the deduction for dividends paid and (ii) its net tax-exempt interest (the excess of its gross tax-exempt interest over certain disallowed deductions). The Healthcare Trust intends to distribute at least annually substantially all of such income.
     Amounts not distributed on a timely basis in accordance with a calendar year distribution requirement are subject to a nondeductible 4% excise tax at the Healthcare Trust level. To avoid the tax, the Healthcare Trust will distribute during each calendar year an amount at least equal to the sum of (i) 98% of its ordinary income (not taking into account any capital gain or loss) for the calendar year, (ii) 98% of its capital gain in excess of its capital loss (adjusted for certain ordinary losses) for a one-year period generally ending on October 31 of the calendar year (unless an election is made to use the Fund’s fiscal year), and (iii) certain undistributed amounts from previous years on which the Fund paid no federal income tax. While the Healthcare Trust intends to distribute any income and capital gain in the manner necessary to minimize imposition of the 4% excise tax, there can be no assurance that sufficient amounts of the Fund’s taxable income and capital gain will be distributed to avoid entirely the imposition of the tax. In that event, the Fund will be liable for the tax only on the amount by which it does not meet the foregoing distribution requirement.
     A distribution will be treated as paid during the calendar year if it is paid during the calendar year or declared by the Healthcare Trust in October, November or December of the year, payable to shareholders of record on a date during such a month and paid by the Fund during January of the following year. Any such distributions paid during January of the following year will be deemed to be received no later than December 31 of the year the distributions are declared, rather than when the distributions are received.
     If the Healthcare Trust were unable to satisfy the 90% distribution requirement or otherwise were to fail to qualify as a RIC in any year, it would be taxed in the same manner as an ordinary corporation and distributions to the Fund’s shareholders would not be deductible by the Fund in computing its taxable income. To qualify again to be taxed as a RIC in a subsequent year, the Fund would be required to distribute to its shareholders its earnings and profits attributable to non-RIC years. In addition, if the Healthcare Trust failed to qualify as a RIC for a period greater than two taxable years, then the Fund would be required to elect to recognize and pay tax on any net built-in gain (the excess of aggregate gain, including items of income, over aggregate loss that would have been realized if the Fund had been liquidated) or, alternatively, be subject to taxation on such built-in gain recognized for a period of ten years, in order to qualify as a RIC in a subsequent year.
     Gain or loss on the sales of securities by the Healthcare Trust will generally be long-term capital gain or loss if the securities have been held by the Fund for more than one year. Gain or loss on the sale of securities held for one year or less will be short-term capital gain or loss.
     Foreign currency gain or loss on non-U.S. dollar-denominated securities and on any non-U.S. dollar-denominated futures contracts, options and forward contracts that are not section 1256 contracts (as defined below) generally will be treated as ordinary income and loss.
     Investments by the Healthcare Trust in certain “passive foreign investment companies” (“PFICs”) could subject the Fund to federal income tax (including interest charges) on certain distributions or dispositions with respect to those investments which cannot be eliminated by making distributions to shareholders. Elections may be available to the Healthcare Trust to mitigate the effect of this tax provided that the PFIC complies with certain reporting requirements, but such elections generally accelerate the recognition of income without the receipt of cash. Dividends paid by PFICs will not qualify for the reduced tax rates discussed below under “Taxation of Shareholders.”

     The Healthcare Trust may invest in debt obligations purchased at a discount with the result that the Fund may be required to accrue income for U.S. federal income tax purposes before amounts due under the obligations are paid. The Healthcare Trust may also invest in securities rated in the medium to lower rating categories of nationally recognized rating organizations, and in unrated securities (“high yield securities”). A portion of the interest payments on such high yield securities may be treated as dividends for certain U.S. federal income tax purposes.
     As a result of investing in stock of PFICs or securities purchased at a discount or any other investment that produces income that is not matched by a corresponding cash distribution to the Healthcare Trust, the Fund could be required to include in current income, income it has not yet received. Any such income would be treated as income earned by the Healthcare Trust and therefore would be subject to the distribution requirements of the Code. This might prevent the Healthcare Trust from distributing 90% of its investment company taxable income as is required in order to avoid fund-level federal income taxation on all of its income, or might prevent the Healthcare Trust from distributing enough ordinary income and capital gain net income to avoid completely the imposition of the excise tax. To avoid this result, the Healthcare Trust may be required to borrow money or dispose of securities to be able to make distributions to its shareholders.
     If the Healthcare Trust does not meet the asset coverage requirements of the 1940 Act, the Fund will be required to suspend distributions to the holders of common shares until the asset coverage is restored. Such a suspension of distributions might prevent the Healthcare Trust from distributing 90% of its investment company taxable income as is required in order to avoid fund-level federal income taxation on all of its income, or might prevent the Healthcare Trust from distributing enough income and capital gain net income to avoid completely imposition of the excise tax.
     Certain of the Healthcare Trust’s investment practices are subject to special and complex U.S. federal income tax provisions that may, among other things, (i) disallow, suspend or otherwise limit the allowance of certain losses or deductions, (ii) convert lower taxed long-term capital gains into higher taxed short-term capital gains or ordinary income, (iii) convert ordinary loss or a deduction into capital loss (the deductibility of which is more limited), (iv) cause the Fund to recognize income or gain without a corresponding receipt of cash, (v) adversely affect the time as to when a purchase or sale of stock or securities is deemed to occur, (vi) adversely alter the characterization of certain complex financial transactions and (vii) produce income that will not qualify as good income for purposes of the 90% annual gross income requirement described above. The Healthcare Trust will monitor its transactions and may make certain tax elections to mitigate the effect of these rules and prevent disqualification of the Healthcare Trust as a regulated investment company.
Foreign Taxes
     Since the Healthcare Trust may invest in foreign securities, income from such securities may be subject to non-U.S. taxes. The Healthcare Trust expects to invest less than 50% of its total assets in foreign securities. As long as the Healthcare Trust continues to invest less than 50% of its assets in foreign securities it will not be eligible to elect to “pass-through” to shareholders of the Fund the ability to use the foreign tax deduction or foreign tax credit for foreign taxes paid with respect to qualifying taxes.
Taxation of Shareholders
     The Healthcare Trust will determine either to distribute or to retain for reinvestment all or part of its net capital gain. If any such gain is retained, the Healthcare Trust will be subject to a tax of 35% of such amount. In that event, the Healthcare Trust expects to designate the retained amount as undistributed capital gain in a notice to its shareholders, each of whom (i) will be required to include in income for tax purposes as long-term capital gain its share of such undistributed amounts, (ii) will be entitled to credit its proportionate share of the tax paid by the Fund against its federal income tax liability and to claim refunds to the extent that the credit exceeds such liability and (iii) will increase its basis in its shares of the Healthcare Trust by an amount equal to 65% of the amount of undistributed capital gain included in such shareholder’s gross income.
     Distributions paid by the Healthcare Trust from its investment company taxable income, which includes net short-term capital gain, generally are taxable as ordinary income to the extent of the Healthcare Trust’s earnings and profits. Such distributions, if designated by the Healthcare Trust, may, however, qualify (provided holding period and other requirements are met by the Healthcare Trust and its shareholders) (i) for the dividends received deduction available to corporations, but only to the extent that the Fund’s income consists of dividend income from U.S. corporations and (ii) for taxable years through December 31, 2010, as qualified dividend income eligible for the reduced maximum federal tax rate to individuals of generally 15% (currently 5% for individuals in lower tax brackets) to the extent that the Healthcare Trust receives qualified dividend income. Qualified dividend income is, in general, dividend income from taxable domestic corporations and certain qualified foreign corporations (e.g., generally, foreign corporations incorporated in a possession of the United States or in certain countries with a qualifying comprehensive tax treaty with the United States, or whose shares with respect to which such dividend is paid is readily tradable on an established securities market in the United States). A qualified foreign corporation does not include a foreign corporation which for the taxable year of the corporation in which the dividend was paid, or the preceding taxable year, is a “passive foreign investment company,” as defined in the Code. If the Healthcare Trust engages in certain securities lending transaction, the amount received by the Fund that is the equivalent of the dividends paid by the issuer on the securities loaned will not be eligible for qualified dividend income treatment. Distributions of net capital gain designated as capital gain distributions, if any, are taxable to shareholders at rates applicable to long-term capital gain, whether paid in cash or in shares, and regardless of how long the shareholder has held the Healthcare Trust’s shares. Capital gain distributions are not eligible for the dividends received deduction. The maximum federal tax rate on net long-term capital gain of individuals is reduced generally from 20% to 15% (currently 5% for individuals in lower brackets) for such gain realized before January 1, 2011. Unrecaptured Section 1250 gain distributions, if any, will be subject to a 25% tax. Distributions in excess of the Healthcare Trust’s earnings and profits will first reduce the adjusted tax basis of a holder’s shares and, after such adjusted tax basis is reduced to zero, will constitute capital gain to such holder (assuming the shares are held as a capital asset). For non-corporate taxpayers, investment company taxable income (other than qualified dividend income) will currently be taxed at a maximum rate of 35%, while net capital gain generally will be taxed at a maximum rate of 15%. For corporate taxpayers, both investment company taxable income and net capital gain are taxed at a maximum rate of 35%.
     If an individual receives a dividend that is eligible for qualified dividend income treatment, and such dividend constitutes an “extraordinary dividend,” any loss on the sale or exchange of shares in respect of which the extraordinary dividend was paid will be long-term capital loss to the extent of such extraordinary dividend. An “extraordinary dividend” for this purpose is generally a dividend (i) in an amount greater than or equal to 10% or 5% of the taxpayer’s tax basis (or trading value) in a share of common stock or preferred stock, respectively, aggregating dividends with ex-dividend dates within an 85-day period or (ii) in an amount greater than 20% of the taxpayer’s tax basis (or trading value) in a share of common or preferred stock, aggregating dividends with ex-dividend dates within a 365-day period.
     Shareholders may be entitled to offset their capital gain distributions (but not distributions eligible for qualified dividend income treatment) with capital loss. There are a number of statutory provisions affecting when capital loss may be offset against capital gain, and limiting the use of loss from certain investments and activities. Accordingly, shareholders with capital loss are urged to consult their tax advisers.
     The price of stock purchased at any time may reflect the amount of a forthcoming distribution. Those purchasing stock just prior to a distribution will receive a distribution which will be taxable to them even though it represents in part a return of invested capital.
     Certain types of income received by the Healthcare Trust from real estate investment trusts (“REITs”), real estate mortgage investment conduits (“REMICs”), taxable mortgage pools or other investments may cause the Fund to designate some or all of its distributions as “excess inclusion income.” To Fund shareholders such excess inclusion income may (1) constitute taxable income, as “unrelated business taxable income” (“UBTI”) for those shareholders who would otherwise be tax-exempt such as individual retirement accounts, 401(k) accounts, Keogh plans, pension plans and certain charitable entities; (2) not be offset against net operating losses for tax purposes; (3) not be eligible for reduced U.S. withholding for non-U.S. shareholders even from tax treaty countries; and (4) cause the Healthcare Trust to be subject to tax if certain “disqualified organizations” as defined by the Code are Fund shareholders.
     Upon a sale, exchange, redemption or other disposition of stock, a shareholder will generally realize a taxable gain or loss equal to the difference between the amount of cash and the fair market value of other property received and the shareholder’s adjusted tax basis in the stock. Such gain or loss will be treated as long-term capital gain or loss if the shares have been held for more than one year. Any loss realized on a sale or exchange will be disallowed to the extent the shares disposed of are replaced by substantially identical shares within a 61-day period beginning 30 days before and ending 30 days after the date that the shares are disposed of. In such a case, the basis of the shares acquired will be adjusted to reflect the disallowed loss.
     Any loss realized by a shareholder on the sale of Healthcare Trust shares held by the shareholder for six months or less will be treated for tax purposes as a long-term capital loss to the extent of any capital gain distributions received by the shareholder (or amounts credited to the shareholder as an undistributed capital gain) with respect to such shares.
     Ordinary income distributions and capital gain distributions also may be subject to state and local taxes. Shareholders are urged to consult their own tax advisers regarding specific questions about federal (including the application of the alternative minimum tax rules), state, local or foreign tax consequences to them of investing in the Healthcare Trust.
     Shareholders will receive, if appropriate, various written notices after the close of the Healthcare Trust’s taxable years regarding the U.S. federal income tax status of certain dividends, distributions and deemed distributions that were paid (or that are treated as having been paid) by the Fund to its shareholders during the preceding taxable year.
     If a shareholder recognizes a loss with respect to the Healthcare Trust’s shares of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder, the shareholder must file with the IRS a disclosure statement on Form 8886. Direct shareholders of portfolio securities are in many cases exempted from this reporting requirement, but under current guidance, shareholders of a regulated investment company are not exempted. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper. Shareholders should consult their tax advisors to determine the applicability of these regulations in light of their individual circumstances.

     Dividends paid or distributions made by the Healthcare Trust to shareholders who are non-resident aliens or foreign entities (“foreign investors”) are generally subject to withholding tax at a 30% rate or a reduced rate specified by an applicable income tax treaty to the extent derived from investment income and short-term capital gains. In order to obtain a reduced rate of withholding, a foreign investor will be required to provide an IRS Form W-8BEN certifying its entitlement to benefits under a treaty. The withholding tax does not apply to regular dividends paid or distributions made to a foreign investor who provides a Form W-8ECI, certifying that the dividends or distributions are effectively connected with the foreign investor’s conduct of a trade or business within the United States. Instead, the effectively connected dividends or distributions will be subject to regular U.S. income tax as if the foreign investor were a U.S. shareholder. A non-U.S. corporation receiving effectively connected dividends or distributions may also be subject to additional “branch profits tax” imposed at a rate of 30% (or lower treaty rate). A foreign investor who fails to provide an IRS Form W-8BEN or other applicable form may be subject to backup withholding at the appropriate rate.
     In general, United States federal withholding tax will not apply to any gain or income realized by a foreign investor in respect of any distributions of net long-term capital gains over net short-term capital losses, exempt-interest dividends, or upon the sale or other disposition of shares of the Healthcare Trust.
     For taxable years beginning before January 1, 2008, properly-designated dividends or distributions are generally exempt from United States federal withholding tax where they (i) are paid in respect of “qualified net interest income” of the Healthcare Trust (generally, the Healthcare Trust’s U.S. source interest income, other than certain contingent interest and interest from obligations of a corporation or partnership in which the Healthcare Trust is at least a 10% shareholder, reduced by expenses that are allocable to such income) or (ii) are paid in respect of the Healthcare Trust’s “qualified short-term capital gains” (generally, the excess of the Fund’s net short-term capital gain over the Fund’s long-term capital loss for such taxable year). However, depending on its circumstances, the Healthcare Trust may designate all, some or none of its potentially eligible dividends or distributions as such qualified net interest income or as qualified short-term capital gains, and/or treat such dividends or distributions, in whole or in part, as ineligible for this exemption from withholding. In order to qualify for this exemption from withholding, a foreign investor will need to comply with applicable certification requirements relating to its non-U.S. status (including, in general, furnishing an IRS Form W-8BEN or substitute Form). In the case of shares held through an intermediary, the intermediary may withhold even if the Healthcare Trust designates the payment as qualified net interest income or qualified short-term capital gain. Foreign investors should contact their intermediaries with respect to the application of these rules to their accounts.
Backup Withholding
     The Healthcare Trust may be required to withhold U.S. federal income tax on all taxable distributions and redemption proceeds payable to non-corporate shareholders who fail to provide the Fund with their correct taxpayer identification number or to make required certifications, or who have been notified by the IRS that they are subject to backup withholding. Backup withholding is not an additional tax. Any amounts withheld may be refunded or credited against such shareholder’s U.S. federal income tax liability, if any, provided that the required information is furnished to the IRS.
     The foregoing is a general and abbreviated summary of the applicable provisions of the Code and Treasury regulations presently in effect. For the complete provisions, reference should be made to the pertinent Code sections and the Treasury regulations promulgated thereunder. The Code and the Treasury regulations are subject to change by legislative, judicial or administrative action, either prospectively or retroactively. Persons considering an investment in shares of common shares should consult their own tax advisers regarding the purchase, ownership and disposition of common shares.

Item 24. Financial Statements
     The statement of assets and liabilities of the Registrant as of April 12, 2007 and the report of the independent registered public accounting firm with respect thereto are incorporated herein by reference to Pre-Effective Amendment No. 2 to the Registrant’s Registration Statement on Form N-14 as filed with the Commission on April 19, 2007.

APPENDIX
PROXY VOTING
The Voting of Proxies on Behalf of Clients
     Rules 204(4)-2 and 204-2 under the Investment Advisers Act of 1940 and Rule 30b1-4 under the Investment Company Act of 1940 require investment advisers to adopt written policies and procedures governing the voting of proxies on behalf of their clients.
     These procedures will be used by GAMCO Asset Management Inc., Gabelli Funds, LLC, Gabelli Securities, Inc., and Gabelli Advisers, Inc. (collectively, the “Advisers”) to determine how to vote proxies relating to portfolio securities held by their clients, including the procedures that the Advisers use when a vote presents a conflict between the interests of the shareholders of an investment company managed by one of the Advisers, on the one hand, and those of the Advisers the principal underwriter, or any affiliated person of the investment company, the Advisers, or the principal underwriter. These procedures will not apply where the Advisers do not have voting discretion or where the Advisers have agreed to with a client to vote the client’s proxies in accordance with specific guidelines or procedures supplied by the client (to the extent permitted by ERISA).
I. Proxy Voting Committee
     The Proxy Voting Committee was originally formed in April 1989 for the purpose of formulating guidelines and reviewing proxy statements within the parameters set by the substantive proxy voting guidelines originally published by GAMCO Investors, Inc. in 1988 and updated periodically, a copy of which are appended as Exhibit A. The Committee will include representatives of Research, Administration, Legal, and the Advisers. Additional or replacement members of the Committee will be nominated by the Chairman and voted upon by the entire Committee.
     Meetings are held as needed basis to form views on the manner in which the Advisers should vote proxies on behalf of their clients.
     In general, the Director of Proxy Voting Services, using the Proxy Guidelines, recommendations of Institutional Shareholder Corporate Governance Service (“ISS”), other third-party services, and the analysts of Gabelli & Company, Inc., will determine how to vote on each issue. For non-controversial matters, the Director of Proxy Voting Services may vote the proxy if the vote is (1) consistent with the recommendations of the issuer’s Board of Directors and not contrary to the Proxy Guidelines; (2) consistent with the recommendations of the issuer’s Board of Directors and is a non-controversial issue not covered by the Proxy Guidelines; or (3) the vote is contrary to the recommendations of the Board of Directors but is consistent with the Proxy Guidelines. In those instances, the Director of Proxy Voting Services or the Chairman of the Committee may sign and date the proxy statement indicating how each issue will be voted.
     All matters identified by the Chairman of the Committee, the Director of Proxy Voting Services or the Legal Department as controversial, taking into account the recommendations of ISS or other third party services and the analysts of Gabelli & Company, Inc., will be presented to the Proxy Voting Committee. If the Chairman of the Committee, the Director of Proxy Voting Services or the Legal Department has identified the matter as one that (1) is controversial; (2) would benefit from deliberation by the Proxy Voting Committee; or (3) may give rise to a conflict of interest between the Advisers and their clients, the Chairman of the Committee will initially determine what vote to recommend that the Advisers should cast and the matter will go before the Committee.

A.	Conflicts of Interest.

The Advisers have implemented these proxy voting procedures in order to prevent conflicts of interest from influencing their proxy voting decisions. By following the Proxy Guidelines, as well as the recommendations of ISS, other third-party services and the analysts of Gabelli & Company, the Advisers are able to avoid, wherever possible, the influence of potential conflicts of interest. Nevertheless, circumstances may arise in which one or more of the Advisers are faced with a conflict of interest or the appearance of a conflict of interest in connection with its vote. In general, a conflict of interest may arise when an Adviser knowingly does business with an issuer, and may appear to have a material conflict between its own interests and the interests of the shareholders of an investment company managed by one of the Advisers regarding how the proxy is to be voted. A conflict also may exist when an Adviser has actual knowledge of a material business arrangement between an issuer and an affiliate of the Adviser.

In practical terms, a conflict of interest may arise, for example, when a proxy is voted for a company that is a client of one of the Advisers, such as GAMCO Asset Management Inc. A conflict also may arise when a client of one of the Advisers has made a shareholder proposal in a proxy to be voted upon by one or more of the Advisers. The Director of Proxy Voting Services, together with the Legal Department, will scrutinize all proxies for these or other situations that may give rise to a conflict of interest with respect to the voting of proxies.

B.	Operation of Proxy Voting Committee

For matters submitted to the Committee, each member of the Committee will receive, prior to the meeting, a copy of the proxy statement, any relevant third party research, a summary of any views provided by the Chief Investment Officer and any recommendations by Gabelli & Company, Inc. analysts. The Chief Investment Officer or the Gabelli & Company, Inc. analysts may be invited to present their viewpoints. If the Director of Proxy Voting Services or the Legal Department believe that the matter before the committee is one with respect to which a conflict of interest may exist between the Advisers and their clients, counsel will provide an opinion to the Committee concerning the conflict. If the matter is one in which the interests of the clients of one or more of Advisers may diverge, counsel will so advise and the Committee may make different recommendations as to different clients. For any matters where the recommendation may trigger appraisal rights, counsel will provide an opinion concerning the likely risks and merits of such an appraisal action.
     Each matter submitted to the Committee will be determined by the vote of a majority of the members present at the meeting. Should the vote concerning one or more recommendations be tied in a vote of the Committee, the Chairman of the Committee will cast the deciding vote. The Committee will notify the proxy department of its decisions and the proxies will be voted accordingly.
     Although the Proxy Guidelines express the normal preferences for the voting of any shares not covered by a contrary investment guideline provided by the client, the Committee is not bound by the preferences set forth in the Proxy Guidelines and will review each matter on its own merits. Written minutes of all Proxy Voting Committee meetings will be maintained. The Advisers subscribe to ISS, which supplies current information on companies, matters being voted on, regulations, trends in proxy voting and information on corporate governance issues.
     If the vote cast either by the analyst or as a result of the deliberations of the Proxy Voting Committee runs contrary to the recommendation of the Board of Directors of the issuer, the matter will be referred to legal counsel to determine whether an amendment to the most recently filed Schedule 13D is appropriate.
II. Social Issues and Other Client Guidelines
     If a client has provided special instructions relating to the voting of proxies, they should be noted in the client’s account file and forwarded to the proxy department. This is the responsibility of the investment professional or sales assistant for the client. In accordance with Department of Labor guidelines, the Advisers’ policy is to vote on behalf of ERISA accounts in the best interest of the plan participants with regard to social issues that carry an economic impact. Where an account is not governed by ERISA, the Advisers will vote shares held on behalf of the client in a manner consistent with any individual investment/voting guidelines provided by the client. Otherwise the Advisers will abstain with respect to those shares.
III. Client Retention of Voting Rights
     If a client chooses to retain the right to vote proxies or if there is any change in voting authority, the following should be notified by the investment professional or sales assistant for the client.
     - Operations
     - Legal Department
     - Proxy Department
     - Investment professional assigned to the account
     In the event that the Board of Directors (or a Committee thereof) of one or more of the investment companies managed by one of the Advisers has retained direct voting control over any security, the Proxy Voting Department will provide each Board Member (or Committee member) with a copy of the proxy statement together with any other relevant information including recommendations of ISS or other third-party services.
IV. Voting Records
     The Proxy Voting Department will retain a record of matters voted upon by the Advisers for their clients. The Advisers’ staff may request proxy-voting records for use in presentations to current or prospective clients. Requests for proxy voting records should be made at least ten days prior to client meetings.
     If a client wishes to receive a proxy voting record on a quarterly, semi-annual or annual basis, please notify the Proxy Voting Department. The reports will be available for mailing approximately ten days after the quarter end of the period. First quarter reports may be delayed since the end of the quarter falls during the height of the proxy season.
     A letter is sent to the custodians for all clients for which the Advisers have voting responsibility instructing them to forward all proxy materials to:

[Adviser name]
Attn: Proxy Voting Department
One Corporate Center
Rye, New York 10580-1433
The sales assistant sends the letters to the custodians along with the trading/DTC instructions. Proxy voting records will be retained in compliance with Rule 204-2 under the Investment Advisers Act.
V. Voting Procedures
1. Custodian banks, outside brokerage firms and Wexford Clearing Services Corporation are responsible for forwarding proxies directly to GAMCO.
Proxies are received in one of two forms:
•	Shareholder Vote Authorization Forms (VAFs) — Issued by ADP. VAFs must be voted through the issuing institution causing a time lag. ADP is an outside service contracted by the various institutions to issue proxy materials.

•	Proxy cards which may be voted directly.
2. Upon receipt of the proxy, the number of shares each form represents is logged into the proxy system according to security.
3. In the case of a discrepancy such as an incorrect number of shares, an improperly signed or dated card, wrong class of security, etc., the issuing custodian is notified by phone. A corrected proxy is requested. Any arrangements are made to insure that a proper proxy is received in time to be voted (overnight delivery, fax, etc.). When securities are out on loan on record date, the custodian is requested to supply written verification.
4. Upon receipt of instructions from the proxy committee (see Administrative), the votes are cast and recorded for each account on an individual basis.
Since January 1, 1992, records have been maintained on the Proxy Edge system. The system is backed up regularly. From 1990 through 1991, records were maintained on the PROXY VOTER system and in hardcopy format. Prior to 1990, records were maintained on diskette and in hardcopy format.
     PROXY EDGE records include:
Security Name and Cusip Number
Date and Type of Meeting (Annual, Special, Contest)
Client Name
Adviser or Fund Account Number
Directors’ Recommendation
How GAMCO voted for the client on each issue
The rationale for the vote when it is appropriate
     Records prior to the institution of the PROXY EDGE system include:
Security name
Type of Meeting (Annual, Special, Contest)
Date of Meeting
Name of Custodian

Name of Client
Custodian Account Number
Adviser or Fund Account Number
Directors’ recommendation
How the Adviser voted for the client on each issue
Date the proxy statement was received and by whom
Name of person posting the vote
Date and method by which the vote was cast
•	From these records individual client proxy voting records are compiled. It is our policy to provide institutional clients with a proxy voting record during client reviews. In addition, we will supply a proxy voting record at the request of the client on a quarterly, semi-annual or annual basis.
5. VAFs are kept alphabetically by security. Records for the current proxy season are located in the Proxy Voting Department office. In preparation for the upcoming season, files are transferred to an offsite storage facility during January/February.
6. Shareholder Vote Authorization Forms issued by ADP are always sent directly to a specific individual at ADP.
7. If a proxy card or VAF is received too late to be voted in the conventional matter, every attempt is made to vote on one of the following manners:
•	VAFs can be faxed to ADP up until the time of the meeting. This is followed up by mailing the original form.
•	When a solicitor has been retained, the solicitor is called. At the solicitor’s direction, the proxy is faxed.
8. In the case of a proxy contest, records are maintained for each opposing entity.
9. Voting in Person
a) At times it may be necessary to vote the shares in person. In this case, a “legal proxy” is obtained in the following manner:
•	Banks and brokerage firms using the services at ADP:
     The back of the VAF is stamped indicating that we wish to vote in person. The forms are then sent overnight to ADP. ADP issues individual legal proxies and sends them back via overnight (or the Adviser can pay messenger charges). A lead-time of at least two weeks prior to the meeting is needed to do this. Alternatively, the procedures detailed below for banks not using ADP may be implemented.
•	Banks and brokerage firms issuing proxies directly:
          The bank is called and/or faxed and a legal proxy is requested.
     All legal proxies should appoint:

“Representative of [Adviser name] with full power of substitution.”
b) The legal proxies are given to the person attending the meeting along with the following supplemental material:
•	A limited Power of Attorney appointing the attendee an Adviser representative.

•	A list of all shares being voted by custodian only. Client names and account numbers are not included. This list must be presented, along with the proxies, to the Inspectors of Elections and/or tabulator at least one-half hour prior to the scheduled start of the meeting. The tabulator must “qualify” the votes (i.e. determine if the vote have previously been cast, if the votes have been rescinded, etc. vote have previously been cast, etc.).

•	A sample ERISA and Individual contract.

•	A sample of the annual authorization to vote proxies form.

•	A copy of our most recent Schedule 13D filing (if applicable).

APPENDIX A
Proxy Guidelines
GENERAL POLICY STATEMENT
It is the policy of GAMCO Investors, Inc. to vote in the best economic interests of our clients. As we state in our Magna Carta of Shareholders Rights, established in May 1988, we are neither for nor against management. We are for shareholders.
At our first proxy committee meeting in 1989, it was decided that each proxy statement should be evaluated on its own merits within the framework first established by our Magna Carta of Shareholders Rights. The attached guidelines serve to enhance that broad framework.
We do not consider any issue routine. We take into consideration all of our research on the company, its directors, and their short and long-term goals for the company. In cases where issues that we generally do not approve of are combined with other issues, the negative aspects of the issues will be factored into the evaluation of the overall proposals but will not necessitate a vote in opposition to the overall proposals.
BOARD OF DIRECTORS
The advisers do not consider the election of the Board of Directors a routine issue. Each slate of directors is evaluated on a case-by-case basis.
Factors taken into consideration include:
•	Historical responsiveness to shareholders
This may include such areas as:
-Paying greenmail
-Failure to adopt shareholder resolutions receiving a majority of shareholder votes
•	Qualifications
•	Nominating committee in place
•	Number of outside directors on the board
•	Attendance at meetings
•	Overall performance
SELECTION OF AUDITORS
In general, we support the Board of Directors’ recommendation for auditors.
BLANK CHECK PREFERRED STOCK
We oppose the issuance of blank check preferred stock.
Blank check preferred stock allows the company to issue stock and establish dividends, voting rights, etc. without further shareholder approval.

CLASSIFIED BOARD
A classified board is one where the directors are divided into classes with overlapping terms. A different class is elected at each annual meeting.
While a classified board promotes continuity of directors facilitating long range planning, we feel directors should be accountable to shareholders on an annual basis. We will look at this proposal on a case-by-case basis taking into consideration the board’s historical responsiveness to the rights of shareholders.
Where a classified board is in place we will generally not support attempts to change to an annually elected board.
When an annually elected board is in place, we generally will not support attempts to classify the board.
INCREASE AUTHORIZED COMMON STOCK
The request to increase the amount of authorized shares is considered on a case-by-case basis. Factors taken into consideration include:
•	Future use of additional shares
-Stock split
-Stock option or other executive compensation plan
-Finance growth of company/strengthen balance sheet
-Aid in restructuring
-Improve credit rating
-Implement a poison pill or other takeover defense
•	Amount of stock currently authorized but not yet issued or reserved for stock option plans
•	Amount of additional stock to be authorized and its dilutive effect
We will support this proposal if a detailed and verifiable plan for the use of the additional shares is contained in the proxy statement.
CONFIDENTIAL BALLOT
We support the idea that a shareholder’s identity and vote should be treated with confidentiality.
However, we look at this issue on a case-by-case basis.
In order to promote confidentiality in the voting process, we endorse the use of independent Inspectors of Election.
CUMULATIVE VOTING
In general, we support cumulative voting.

Cumulative voting is a process by which a shareholder may multiply the number of directors being elected by the number of shares held on record date and cast the total number for one candidate or allocate the voting among two or more candidates.
Where cumulative voting is in place, we will vote against any proposal to rescind this shareholder right.
Cumulative voting may result in a minority block of stock gaining representation on the board. When a proposal is made to institute cumulative voting, the proposal will be reviewed on a case-by-case basis. While we feel that each board member should represent all shareholders, cumulative voting provides minority shareholders an opportunity to have their views represented.
DIRECTOR LIABILITY AND INDEMNIFICATION
We support efforts to attract the best possible directors by limiting the liability and increasing the indemnification of directors, except in the case of insider dealing
EQUAL ACCESS TO THE PROXY
The SEC’s rules provide for shareholder resolutions. However, the resolutions are limited in scope and there is a 500 word limit on proponents’ written arguments. Management has no such limitations. While we support equal access to the proxy, we would look at such variables as length of time required to respond, percentage of ownership, etc.
FAIR PRICE PROVISIONS
Charter provisions requiring a bidder to pay all shareholders a fair price are intended to prevent two-tier tender offers that may be abusive. Typically, these provisions do not apply to board-approved transactions.
We support fair price provisions because we feel all shareholders should be entitled to receive the same benefits.
Reviewed on a case-by-case basis.
GOLDEN PARACHUTES
Golden parachutes are severance payments to top executives who are terminated or demoted after a takeover.
We support any proposal that would assure management of its own welfare so that they may continue to make decisions in the best interest of the company and shareholders even if the decision results in them losing their job. We do not, however, support excessive golden parachutes. Therefore, each proposal will be decided on a case-by- case basis.
Note: Congress has imposed a tax on any parachute that is more than three times the executive’s average annual compensation.
ANTI-GREENMAIL PROPOSALS
We do not support greenmail. An offer extended to one shareholder should be extended to all shareholders equally across the board.

LIMIT SHAREHOLDERS’ RIGHTS TO CALL SPECIAL MEETINGS
We support the right of shareholders to call a special meeting.
CONSIDERATION OF NONFINANCIAL EFFECTS OF A MERGER
This proposal releases the directors from only looking at the financial effects of a merger and allows them the opportunity to consider the merger’s effects on employees, the community, and consumers.
As a fiduciary, we are obligated to vote in the best economic interests of our clients. In general, this proposal does not allow us to do that. Therefore, we generally cannot support this proposal.
Reviewed on a case-by-case basis.
MERGERS, BUYOUTS, SPIN-OFFS, RESTRUCTURINGS
Each of the above is considered on a case-by-case basis. According to the Department of Labor, we are not required to vote for a proposal simply because the offering price is at a premium to the current market price. We may take into consideration the long term interests of the shareholders.
MILITARY ISSUES
Shareholder proposals regarding military production must be evaluated on a purely economic set of criteria for our ERISA clients. As such, decisions will be made on a case-by-case basis.
In voting on this proposal for our non-ERISA clients, we will vote according to the client’s direction when applicable. Where no direction has been given, we will vote in the best economic interests of our clients. It is not our duty to impose our social judgment on others.
NORTHERN IRELAND
Shareholder proposals requesting the signing of the MacBride principles for the purpose of countering the discrimination of Catholics in hiring practices must be evaluated on a purely economic set of criteria for our ERISA clients. As such, decisions will be made on a case-by-case basis.
In voting on this proposal for our non-ERISA clients, we will vote according to client direction when applicable. Where no direction has been given, we will vote in the best economic interests of our clients. It is not our duty to impose our social judgment on others.
OPT OUT OF STATE ANTI-TAKEOVER LAW
This shareholder proposal requests that a company opt out of the coverage of the state’s anti-takeover statutes. Example: Delaware law requires that a buyer must acquire at least 85% of the company’s stock before the buyer can exercise control unless the board approves.
We consider this on a case-by-case basis. Our decision will be based on the following:
•	State of Incorporation
•	Management history of responsiveness to shareholders
•	Other mitigating factors

POISON PILL
In general, we do not endorse poison pills.
In certain cases where management has a history of being responsive to the needs of shareholders and the stock is very liquid, we will reconsider this position.
REINCORPORATION
Generally, we support reincorporation for well-defined business reasons. We oppose reincorporation if proposed solely for the purpose of reincorporating in a state with more stringent anti-takeover statutes that may negatively impact the value of the stock.
STOCK OPTION PLANS
Stock option plans are an excellent way to attract, hold and motivate directors and employees. However, each stock option plan must be evaluated on its own merits, taking into consideration the following:
•	Dilution of voting power or earnings per share by more than 10%
•	Kind of stock to be awarded, to whom, when and how much
•	Method of payment
•	Amount of stock already authorized but not yet issued under existing stock option plans
SUPERMAJORITY VOTE REQUIREMENTS
Supermajority vote requirements in a company’s charter or bylaws require a level of voting approval in excess of a simple majority of the outstanding shares. In general, we oppose supermajority-voting requirements. Supermajority requirements often exceed the average level of shareholder participation. We support proposals’ approvals by a simple majority of the shares voting.
LIMIT SHAREHOLDERS RIGHT TO ACT BY WRITTEN CONSENT
Written consent allows shareholders to initiate and carry on a shareholder action without having to wait until the next annual meeting or to call a special meeting. It permits action to be taken by the written consent of the same percentage of the shares that would be required to effect proposed action at a shareholder meeting.
Reviewed on a case-by-case basis.

PART C — OTHER INFORMATION
Item 25. Financial Statements and Exhibits
1.	Financial Statements
(a)	Statement of Assets and Liabilities as of April 12, 2007*

(b)	Report of Independent Registered Public Accounting Firm*
2.	Exhibits
(a)	Agreement and Declaration of Trust of Registrant**

(b)	By-Laws of Registrant**

(c)	Not applicable

(d)	Form of Registrant’s Common Share Certificate**

(e)	Automatic Dividend Reinvestment and Voluntary Cash Purchase Plan of Registrant**

(f)	Not applicable

(g)	Form of Investment Advisory Agreement between Registrant and Gabelli Funds, LLC**

(h)	Not applicable

(i)	Not applicable

(j)(i)	Form of Custodian Contract between Registrant and Mellon Trust of New England, N.A.**

(j)(ii)	Form of Custodian Fee Schedule between Registrant and Mellon Trust of New England, N.A.**

(j)(iii)	Form of Registrar, Transfer Agency and Service Agreement between Registrant and Computershare Trust Company, N.A.**

(j)(iv)	Form of Service Fee Schedule between Registrant and Computershare Trust Company, N.A.**

(l)	Not applicable

(m)	Not applicable

(n)	Consent of PricewaterhouseCoopers LLC***

(o)	Not applicable

(p)	Purchase Agreement dated April 12, 2007 between Registrant and the Equity Trust Inc.**

(q)	Not applicable

(r)	Codes of Ethics of the Investment Adviser and of the Healthcare Trust***

*	Incorporated by reference to Pre-Effective Amendment No. 2 to the Registrant’s Registration Statement on Form N-14, filed with the Commission on April 19, 2007.

**	Incorporated by reference to Pre-Effective Amendment No. 1 to the Registrant’s Registration Statement on Form N-14, filed with the Commission on April 16, 2007.

***	Filed herewith.
Item 26. Marketing Arrangements
Not applicable.
Item 27. Other Expenses of Issuance and Distribution
Not applicable.
Item 28. Persons Controlled or Under Common Control
None.
Item 29. Number of Holders of Securities
     As of May 29, 2007, the Equity Trust was the sole holder of common shares.
Item 30. Indemnification
     The response to this Item is incorporated by reference to the caption “Management of the Fund - Limitation of Officers’ and Trustees’ Liability” in the Part B of this Registration Statement.
     Insofar as indemnification for liability arising under the 1933 Act may be permitted to Trustees, officers and controlling persons of Registrant pursuant to the foregoing provisions, or otherwise, Registrant has been advised that, in the opinion of the Commission, such indemnification is against public policy as expressed in the 1933 Act, and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by Registrant of expenses incurred or paid by a Trustee, officer or controlling person of Registrant in the successful defense of any action, suit or proceeding) is asserted by such Trustee, officer or controlling person in connection with the securities being registered, Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the 1933 Act and will be governed by the final adjudication of such issue.
Item 31. Business and Other Connections of Investment Adviser
     The Investment Adviser, a limited liability company organized under the laws of the State of New York, acts as investment adviser to the Registrant. The Registrant is fulfilling the requirement of this Item 31 to provide a list of the officers and directors of the Investment Adviser, together with information as to any other business, profession, vocation or employment of a substantial nature engaged in by the Investment Adviser or those officers and directors during the past two years, by incorporating by reference the information contained in the Form ADV of the Investment Adviser filed with the commission pursuant to the Investment Advisers Act of 1940 (Commission File No. 801-37706).
Item 32. Location of Accounts and Records
     The accounts and records of the Registrant are maintained in part at the office of the Investment Adviser at One Corporate Center, Rye, New York 10580-1422, in part at the offices of the Custodian, Mellon Trust of New England, N.A., 135 Santilli Highway, Everett, Massachusetts 02149, in part at the offices of the Registrant’s Sub-Administrator, PFPC Inc., 400 Bellevue Parkway, Wilmington, Delaware, 19808, and in part at the offices of Computershare Trust Company, N.A., 250 Royall Street, Canton, Massachusetts 02021.
Item 33. Management Services
Not applicable.
Item 34. Undertaking
Not applicable.

SIGNATURE
Pursuant to the requirements of the Investment Company Act of 1940, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Rye, State of New York on 29th day of May, 2007.

THE GABELLI HEALTHCARE & WELLNESSRx TRUST

By:	/s/ Agnes Mullady

Agnes Mullady
President